UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N‑CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act File Number:  811‑23720
Cohen & Steers Real Estate Opportunities and Income Fund

(Exact name of Registrant as specified in charter)
1166 Avenue of the Americas, 30th Floor, New York, New York 10036

(Address of principal executive offices) (Zip code)
Dana A. DeVivo
Cohen & Steers Capital Management, Inc.
1166 Avenue of the Americas, 30th Floor New York, New York 10036

(Name and address of agent for service)
Registrant’s telephone number, including area code:  (212) 832‑3232
Date of fiscal year end:  December 31
Date of reporting period:  June 30, 2024

Item 1. Reports to Stockholders.
(a)

COHEN & STEERS REAL ESTATE OPPORTUNITIES AND INCOME FUND

To Our Shareholders:
We would like to share with you our report for the six months ended June 30, 2024. The total returns for Cohen & Steers Real Estate Opportunities and Income Fund (the Fund) and its comparative benchmarks were:

Six Months Ended June 30, 2024
Cohen & Steers Real Estate Opportunities and Income Fund at Net Asset Value(a)	2.38%
Cohen & Steers Real Estate Opportunities and Income Fund at Market Value(a)	6.59%
Blended Benchmark—70% FTSE Nareit All Equity REITs Index/30% Preferred Blend (50% ICE BofA U.S. IG Institutional Capital Securities Index, 25% ICE BofA Core Fixed Rate Preferred Securities Index and 25% Bloomberg Developed Market USD Contingent Capital Securities Index)(b)	-0.11%
S&P 500 Index(b)	15.29%
The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance results reflect the effects of leverage, resulting from borrowings under a credit agreement. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. The Fund’s returns assume the reinvestment of all dividends and distributions at prices obtained under the Fund’s dividend reinvestment plan. Index performance does not reflect the deduction of any fees, taxes or expenses. An investor cannot invest directly in an index. Performance figures for periods shorter than one year are not annualized.
The Fund expects to make regular monthly distributions at a level rate (the Policy). Distributions paid by the Fund are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund’s investment company taxable income and net realized gains. As a result of the Policy, the Fund may pay distributions in excess of the Fund’s investment company taxable income and net realized gains. This excess would be a return of capital distributed from the Fund’s assets. Distributions of capital decrease the Fund’s total assets and, therefore, could have the effect of increasing the Fund’s expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

(a)	As a closed-end investment company, the price of the Fund’s exchange-traded shares will be set by market forces and can deviate from the net asset value (NAV) per share of the Fund.
(b)	For benchmark descriptions, see page 5.

COHEN & STEERS REAL ESTATE OPPORTUNITIES AND INCOME FUND

Market Review
Real estate stocks modestly declined in the six-month period ended June 30, 2024. The group underperformed broader equities, as an uncertain macro environment clouded the outlook for real estate companies’ financing costs. Economic growth in most major markets exceeded expectations, and progress on disinflation slowed. Interest rates rose as a result, and expectations on the magnitude of central bank rate cuts were reduced. Some major central banks, including the European Central Bank, modestly cut rates in June 2024, while the U.S. Federal Reserve signaled that its first rate reduction in this cycle was likely to occur in the fourth quarter, at the earliest, and would be data‑dependent.
At the same time, real estate fundamentals generally remained solid, with largely balanced property supply/demand conditions, generally healthy tenants and improving revenue and earnings growth outlooks from landlords.
Fund Performance
The Fund had a positive total return in the period and outperformed its blended benchmark on both a NAV and a market price basis.
While REITs were negative overall, returns varied widely by property type. Data centers had a modest gain, adding to their sizable advance in 2023. The sector continued to benefit from strong demand for data centers, driven by cloud migration and the early innings of an expected multi-year tailwind from artificial intelligence (AI). The Fund’s stock selection in data centers contributed to relative performance. In addition, the Fund’s overweight in specialty REIT Iron Mountain benefited performance with a gain; the company has continued to expand into data center operations.
Single-family homes for rent continued to benefit from favorable supply and demand fundamentals, partly resulting from high mortgage rates and affordability challenges in the homes-for-sale market. The Fund’s overweight in the sector helped performance. Apartments outperformed broader REITs amid better-than-expected fundamentals, particularly in coastal markets. An underweight allocation to apartment owners detracted from relative performance.
Health care landlords performed well, lifted by robust senior housing and medical office space fundamentals. The Fund’s overweight and stock selection in the sector aided performance, led by an overweight in Welltower; the company benefited from rising occupancy rates in its senior living facilities and the company’s ability to find attractive acquisition opportunities.
Free-standing retail REITs declined, with cost-of-capital challenges potentially making external growth generally more difficult for these companies. The Fund’s stock selection in the sector hindered relative performance. Elsewhere of note, the industrial and telecommunications sectors had sizable downturns, with the latter hindered by a rise in bond yields. The Fund’s overweight in telecommunications hindered performance, while its underweight in industrials aided performance.
Preferred securities advanced in the period, benefiting from high yields and a narrowing of credit spreads. Within the preferreds market, contingent capital securities and other over-the-counter (OTC)

COHEN & STEERS REAL ESTATE OPPORTUNITIES AND INCOME FUND

issues, which commonly feature rate-resetting structures, had the strongest returns due to their generally shorter durations compared to the primarily fixed-rate perpetual securities available from exchange-traded preferreds.
The banking sector continued to rebound from the well-publicized bank failures that occurred in the first quarter of 2023, with concerns of contagion receding as fundamentals in the broader banking system remained healthy and resilient. Contingent capital securities (CoCos) from European banks were particularly strong amid new issues coming to market with attractive yields. The Fund’s security selection and underweight in banks modestly detracted from performance.
The insurance sector underperformed most other preferred sectors despite solid underlying industry fundamentals. Property & casualty companies continued to enjoy premium growth given the health of the economy, and life insurers benefited from rising interest rates. The Fund’s security selection in insurance contributed to relative performance.
The utilities sector benefited from healthy financials and a positive growth outlook partly supported by expected long-term demand for power for AI applications. Performance in the sector was also boosted by investor demand for new deals that came to market priced with tighter resets. The Fund’s security selection in utilities preferreds aided relative performance.
Impact of Leverage on Fund Performance
The Fund employs leverage as part of a yield-enhancement strategy. Leverage, which can increase total return in rising markets (just as it can have the opposite effect in declining markets), did not have a material effect on the Fund’s performance for the six months ended June 30, 2024.
Impact of Derivatives on Fund Performance
The Fund engaged in the buying and selling of single stock options with the intention of enhancing current income. These contracts contributed to the Fund’s total return for the six months ended June 30, 2024.
In connection with its use of leverage, the Fund pays interest on a portion of its borrowings based on a floating rate under the terms of its credit agreement. To reduce the impact that an increase in interest rates could have on the performance of the Fund with respect to these borrowings, the Fund used interest rate swaps to exchange a portion of the floating rate for a fixed rate. The Fund’s use of swaps contributed significantly to the Fund’s total return for the six months ended June 30, 2024.
The Fund also used forward foreign currency exchange contracts to manage currency risk on certain Fund positions denominated in foreign currencies. The currency forwards did not have a material effect on the Fund’s total return for the six months ended June 30, 2024.

COHEN & STEERS REAL ESTATE OPPORTUNITIES AND INCOME FUND

Sincerely,

JASON YABLON	ELAINE ZAHARIS-NIKAS
Portfolio Manager	Portfolio Manager

JERRY DOROST	MATHEW KIRSCHNER
Portfolio Manager	Portfolio Manager

YIGAL JHIRAD
Portfolio Manager
The views and opinions in the preceding commentary are subject to change without notice and are as of the date of the report. There is no guarantee that any market forecast set forth in the commentary will be realized. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com
For more information about the Cohen & Steers family of mutual funds, visit cohenandsteers.com. Here you will find fund net asset values, fund fact sheets and portfolio highlights, as well as educational resources and timely market updates.
Our website also provides comprehensive information about Cohen & Steers, including our most recent press releases, profiles of our senior investment professionals and their investment approach to each asset class. The Cohen & Steers family of mutual funds specializes in liquid real assets, including real estate securities, listed infrastructure and natural resource equities, as well as preferred securities and other income solutions.

COHEN & STEERS REAL ESTATE OPPORTUNITIES AND INCOME FUND

Performance Review (Unaudited)

Average Annual Total Returns—For Periods Ended June 30, 2024

	1 Year	5 Years	10 Years	Since Inception(a)
Fund at NAV	8.12%	—	—	-1.76%
Fund at Market Value	13.64%	—	—	-5.82%
The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return will vary and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance results reflect the effect of leverage from utilization of borrowings under a credit agreement. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. The Fund’s returns assume the reinvestment of all dividends and distributions at prices obtained under the Fund’s dividend reinvestment plan. The performance table does not reflect the deduction of brokerage commissions and taxes that a shareholder would pay on Fund distributions or the sale of Fund shares.

(a)	Commencement of investment operations was February 24, 2022.
Benchmark Description
The FTSE Nareit All Equity REITs Index contains all tax‑qualified REITs with more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property that also meet minimum size and liquidity criteria. The ICE BofA U.S. IG Institutional Capital Securities Index tracks the performance of U.S. dollar denominated investment grade hybrid capital corporate and preferred securities publicly issued in the U.S. domestic market. The ICE BofA Core Fixed Rate Preferred Securities Index tracks the performance of fixed-rate U.S. dollar-denominated preferred securities issued in the U.S. domestic market, excluding $1000 par securities. The Bloomberg Developed Market USD Contingent Capital Index includes hybrid capital securities in developed markets with explicit equity conversion or write down loss absorption mechanisms that are based on an issuer’s regulatory capital ratio or other explicit solvency-based triggers. The S&P 500 Index is an unmanaged index of 500 large-capitalization stocks that is frequently used as a general measure of U.S. stock market performance.

COHEN & STEERS REAL ESTATE OPPORTUNITIES AND INCOME FUND

Our Leverage Strategy
(Unaudited)
Our current leverage strategy utilizes borrowings up to the maximum permitted by the Investment Company Act of 1940 to provide additional capital for the Fund, with an objective of increasing net income available for shareholders. As of June 30, 2024, leverage represented 35% of the Fund’s managed assets.
Through a combination of variable and fixed rate financing, the Fund has locked in interest rates on a significant portion of this additional capital through 2027 (where we effectively reduce our variable rate obligation and lock in our fixed rate obligation over various terms). Locking in a significant portion of our leveraging costs is designed to protect the dividend-paying ability of the Fund. The use of leverage increases the volatility of the Fund’s NAV in both up and down markets. However, we believe that locking in portions of the Fund’s leveraging costs for the various terms partially protects the Fund’s expenses from an increase in short-term interest rates.
Leverage Facts(a)(b)

Leverage (as a % of managed assets)	35%
% Variable Rate Financing	11%
Variable Rate	6.1%
% Fixed Rate Financing(c)	89%
Weighted Average Rate on Fixed Financing	2.7%
Weighted Average Term on Fixed Financing	1.8 years
The Fund seeks to enhance its dividend yield through leverage. The use of leverage is a speculative technique and there are special risks and costs associated with leverage. The NAV of the Fund’s shares may be reduced by the issuance and ongoing costs of leverage. So long as the Fund is able to invest in securities that produce an investment yield that is greater than the total cost of leverage, the leverage strategy will produce higher current net investment income for shareholders. On the other hand, to the extent that the total cost of leverage exceeds the incremental income gained from employing such leverage, shareholders would realize lower net investment income. In addition to the impact on net income, the use of leverage will have an effect of magnifying capital appreciation or depreciation for shareholders. Specifically, in an up market, leverage will typically generate greater capital appreciation than if the Fund were not employing leverage. Conversely, in down markets, the use of leverage will generally result in greater capital depreciation than if the Fund had been unlevered. To the extent that the Fund is required or elects to reduce its leverage, the Fund may need to liquidate investments, including under adverse economic conditions which may result in capital losses potentially reducing returns to shareholders. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed.

(a)	Data as of June 30, 2024. Information is subject to change.
(b)	See Note 7 in Notes to Financial Statements.
(c)	Represents fixed payer interest rate swap contracts on variable rate borrowing.

COHEN & STEERS REAL ESTATE OPPORTUNITIES AND INCOME FUND

June 30, 2024
Top Ten Holdings(a)
(Unaudited)

Security	Value	% of Managed Assets

American Tower Corp.	$28,721,200	7.1
Welltower, Inc.	25,435,123	6.3
Prologis, Inc.	21,578,008	5.3
Digital Realty Trust, Inc.	20,601,255	5.1
Simon Property Group, Inc.	17,791,415	4.4
Crown Castle, Inc.	14,617,679	3.6
Invitation Homes, Inc.	14,323,555	3.5
Equinix, Inc.	13,776,929	3.4
Iron Mountain, Inc.	13,126,731	3.3
VICI Properties, Inc., Class A	10,488,713	2.6

(a)
Top ten holdings (excluding short-term investments and derivative instruments) are determined on the basis of the value of individual securities held. The Fund may also hold positions in other securities issued by the companies listed above. See the Schedule of Investments for additional details on such other positions.

Sector Breakdown(b) (Based on Managed Assets) (Unaudited)

(b)	Excludes derivative instruments.

COHEN & STEERS REAL ESTATE OPPORTUNITIES AND INCOME FUND

SCHEDULE OF INVESTMENTS
June 30, 2024 (Unaudited)

		Shares	Value
COMMON STOCK—REAL ESTATE	105.2%
APARTMENT	9.1%
AvalonBay Communities, Inc.(a)		22,138	$4,580,131
Camden Property Trust(a)(b)		42,573	4,645,140
Essex Property Trust, Inc.(a)(b)		26,888	7,318,913
UDR, Inc.(a)		181,465	7,467,285

			24,011,469

DATA CENTERS	13.1%
Digital Realty Trust, Inc.(a)(b)		135,490	20,601,255
Equinix, Inc.(a)(b)		18,209	13,776,929

			34,378,184

FREE STANDING	3.9%
NETSTREIT Corp.(a)		125,242	2,016,396
Realty Income Corp.(a)		157,928	8,341,757

			10,358,153

GAMING	4.0%
VICI Properties, Inc., Class A(a)(b)		366,226	10,488,713

HEALTH CARE	14.1%
Healthcare Realty Trust, Inc., Class A(a)(b)		383,491	6,319,932
Healthpeak Properties, Inc.(a)		202,571	3,970,392
Omega Healthcare Investors, Inc.		35,046	1,200,325
Welltower, Inc.(a)(b)		243,982	25,435,123

			36,925,772

HOTEL	2.0%
Host Hotels & Resorts, Inc.(a)(b)		292,254	5,254,727

INDUSTRIALS	11.3%
Americold Realty Trust, Inc.(a)(b)		198,482	5,069,230
EastGroup Properties, Inc.(a)		18,538	3,153,314
Prologis, Inc.(a)		192,129	21,578,008

			29,800,552

MANUFACTURED HOME	2.9%
Sun Communities, Inc.(a)(b)		63,547	7,647,246

OFFICE	1.0%
Highwoods Properties, Inc.(a)(b)		97,195	2,553,313

See accompanying notes to financial statements.

COHEN & STEERS REAL ESTATE OPPORTUNITIES AND INCOME FUND

SCHEDULE OF INVESTMENTS—(Continued)
June 30, 2024 (Unaudited)

		Shares	Value
REGIONAL MALL	6.8%
Simon Property Group, Inc.(a)		117,203	$17,791,415

SELF STORAGE	5.0%
Extra Space Storage, Inc.(a)(b)		55,174	8,574,591
Public Storage(a)(b)		15,407	4,431,824

			13,006,415

SHOPPING CENTER	3.1%
Kimco Realty Corp.(b)		101,696	1,979,004
Kite Realty Group Trust(a)(b)		276,735	6,193,330

			8,172,334

SINGLE FAMILY HOMES	5.5%
Invitation Homes, Inc.(a)(b)		399,096	14,323,555

SPECIALTY	5.0%
Iron Mountain, Inc.(a)(b)		146,471	13,126,731

TELECOMMUNICATIONS	16.5%
American Tower Corp.(a)(b)		147,758	28,721,200
Crown Castle, Inc.(a)(b)		149,618	14,617,679

			43,338,879

TIMBERLAND	1.9%
Rayonier, Inc.(b)		175,190	5,096,277

TOTAL COMMON STOCK (Identified cost—$264,962,053)			276,273,735

PREFERRED SECURITIES—EXCHANGE-TRADED	8.7%
BANKING	1.7%
Bank of America Corp., 5.375%, Series KK(a)(c)		5,931	137,658
Bank of America Corp., 5.875%, Series HH(a)(c)		41,000	1,025,000
Bank of America Corp., 6.00%, Series GG(a)(c)		33,000	823,680
JPMorgan Chase & Co., 5.75%, Series DD(a)(c)		13,000	323,700
Wells Fargo & Co., 4.70%, Series AA(a)(c)		50,000	1,015,500
Wells Fargo & Co., 7.50%, Series L (Convertible)(a)(c)		1,016	1,207,994

			4,533,532

BROKERAGE	1.6%
Morgan Stanley, 5.85%, Series K(a)(c)		38,838	964,736
Morgan Stanley, 6.375%, Series I(a)(c)		91,254	2,285,913

See accompanying notes to financial statements.

COHEN & STEERS REAL ESTATE OPPORTUNITIES AND INCOME FUND

SCHEDULE OF INVESTMENTS—(Continued)
June 30, 2024 (Unaudited)

		Shares	Value
Morgan Stanley, 6.875%, Series F(a)(c)		25,000	$627,250
Morgan Stanley, 7.125%, Series E(a)(c)		14,559	367,032

			4,244,931

CONSUMER STAPLE PRODUCTS	0.3%
CHS, Inc., 7.50%, Series 4(a)(c)		34,342	892,892

DIVERSIFIED	0.4%
DigitalBridge Group, Inc., 7.125%, Series J(a)(c)		14,993	359,532
DigitalBridge Group, Inc., 7.15%, Series I(a)(c)		31,976	786,610

			1,146,142

FINANCE	0.6%
Apollo Global Management, Inc., 7.625% to 9/15/28, due 9/15/53(a)(d)		19,840	523,776
Brookfield Oaktree Holdings LLC, 6.625%, Series A(a)(c)		25,216	547,692
TPG Operating Group II LP, 6.95%, due 3/15/64		20,000	519,200

			1,590,668

FREE STANDING	0.4%
Agree Realty Corp., 4.25%, Series A(c)		15,240	268,834
Realty Income Corp., 6.00%, Series A(c)		34,760	838,063

			1,106,897

INDUSTRIALS	0.4%
Rexford Industrial Realty, Inc., 5.875%, Series B(a)(c)		3,039	66,007
WESCO International, Inc., 10.625% to 6/22/25, Series A(a)(c)(d)		37,000	959,410

			1,025,417

INSURANCE	1.1%
Allstate Corp., 7.375%, Series J(a)(c)		11,607	310,139
American Financial Group, Inc., 5.125%, due 12/15/59		6,096	126,919
American Financial Group, Inc., 5.875%, due 3/30/59		19,617	460,803
Athene Holding Ltd., 4.875%, Series D(a)(c)		24,721	465,496
Athene Holding Ltd., 6.35% to 6/30/29, Series A(c)(d)		11,128	268,407
Athene Holding Ltd., 6.375% to 6/30/25, Series C(a)(c)(d)		28,297	711,670
Equitable Holdings, Inc., 4.30%, Series C(a)(c)		12,713	229,724
W R Berkley Corp., 4.125%, due 3/30/61(a)		10,339	181,036

			2,754,194

See accompanying notes to financial statements.

COHEN & STEERS REAL ESTATE OPPORTUNITIES AND INCOME FUND

SCHEDULE OF INVESTMENTS—(Continued)
June 30, 2024 (Unaudited)

		Shares		Value
SELF STORAGE	0.4%
Public Storage, 4.625%, Series L(c)			16,956	$345,733
Public Storage, 4.70%, Series J(c)			30,712	633,588

				979,321

SHOPPING CENTER	0.3%
CTO Realty Growth, Inc., 6.375%, Series A(c)			10,347	208,285
Regency Centers Corp., 6.25%, Series A(c)			1,344	31,020
SITE Centers Corp., 6.375%, Class A(c)			20,533	450,699

				690,004

TELECOMMUNICATION SERVICES	1.3%
AT&T, Inc., 4.75%, Series C(a)(c)			84,754	1,708,640
AT&T, Inc., 5.00%, Series A(a)(c)			77,972	1,643,650

				3,352,290

UTILITIES	0.2%
Algonquin Power & Utilities Corp., 6.20% to 10/1/24, due 7/1/79, Series 19‑A (Canada)(a)(d)			25,000	629,500

TOTAL PREFERRED SECURITIES—EXCHANGE-TRADED (Identified cost—$23,342,772)				22,945,788

		Principal Amount*
PREFERRED SECURITIES—OVER‑THE‑COUNTER	35.6%
BANKING	19.5%
Banco Bilbao Vizcaya Argentaria SA, 9.375% to 3/19/29 (Spain)(a)(c)(d)(e)			600,000	640,090
Banco Santander SA, 7.00% to 11/20/29 (Spain)(c)(d)(e)(f)		EUR	400,000	430,522
Banco Santander SA, 9.625% to 11/21/28 (Spain)(c)(d)(e)			400,000	429,424
Banco Santander SA, 9.625% to 5/21/33 (Spain)(a)(c)(d)(e)			600,000	666,603
Bank of America Corp., 4.375% to 1/27/27, Series RR(a)(c)(d)			205,000	194,388
Bank of America Corp., 6.10% to 3/17/25, Series AA(a)(c)(d)			538,000	537,777
Bank of America Corp., 6.125% to 4/27/27, Series TT(a)(c)(d)			489,000	492,854

See accompanying notes to financial statements.

COHEN & STEERS REAL ESTATE OPPORTUNITIES AND INCOME FUND

SCHEDULE OF INVESTMENTS—(Continued)
June 30, 2024 (Unaudited)

	Principal Amount*		Value
Bank of America Corp., 6.30% to 3/10/26, Series DD(a)(c)(d)		1,310,000	$1,317,662
Bank of America Corp., 6.50% to 10/23/24, Series Z(a)(c)(d)		975,000	975,330
Bank of Montreal, 7.70% to 5/26/29, due 5/26/84 (Canada)(d)		600,000	614,334
Bank of Nova Scotia, 4.90% to 6/4/25 (Canada)(a)(c)(d)		550,000	540,513
Bank of Nova Scotia, 8.00% to 1/27/29, due 1/27/84 (Canada)(d)		600,000	621,101
Bank of Nova Scotia, 8.625% to 10/27/27, due 10/27/82 (Canada)(d)		200,000	210,027
Barclays PLC, 6.125% to 12/15/25 (United Kingdom)(a)(c)(d)(e)		600,000	588,745
Barclays PLC, 7.125% to 6/15/25 (United Kingdom)(c)(d)(e)	GBP	800,000	1,003,766
Barclays PLC, 8.00% to 3/15/29 (United Kingdom)(a)(c)(d)(e)		400,000	407,136
Barclays PLC, 9.625% to 12/15/29 (United Kingdom)(a)(c)(d)(e)		1,200,000	1,303,910
BNP Paribas SA, 7.375% to 8/19/25 (France)(a)(c)(d)(e)(g)		1,800,000	1,800,009
BNP Paribas SA, 7.75% to 8/16/29 (France)(a)(c)(d)(e)(g)		400,000	404,406
BNP Paribas SA, 8.50% to 8/14/28 (France)(a)(c)(d)(e)(g)		600,000	616,030
BNP Paribas SA, 9.25% to 11/17/27 (France)(a)(c)(d)(e)(g)		600,000	637,702
Charles Schwab Corp., 4.00% to 6/1/26, Series I(a)(c)(d)		1,180,000	1,108,617
Charles Schwab Corp., 4.00% to 12/1/30, Series H(a)(c)(d)		2,075,000	1,774,673
Charles Schwab Corp., 5.375% to 6/1/25, Series G(a)(c)(d)		471,000	466,891
Citigroup Capital III, 7.625%, due 12/1/36 (TruPS)		725,000	760,642
Citigroup, Inc., 5.95% to 5/15/25, Series P(a)(c)(d)		1,773,000	1,763,631
Citigroup, Inc., 6.25% to 8/15/26, Series T(a)(c)(d)		880,000	881,585
Citigroup, Inc., 7.625% to 11/15/28, Series AA(a)(c)(d)		1,800,000	1,878,624
Commerzbank AG, 7.00% to 4/9/25 (Germany)(c)(d)(e)(f)		400,000	397,488
Credit Agricole SA, 8.125% to 12/23/25 (France)(a)(c)(d)(e)(g)		1,200,000	1,219,372
Credit Suisse Group AG, 6.375%, Claim (Switzerland)(c)(e)(g)(h)(i)(j)		400,000	36,000
Deutsche Bank AG, 7.50% to 4/30/25 (Germany)(a)(c)(d)(e)		600,000	591,957

See accompanying notes to financial statements.

COHEN & STEERS REAL ESTATE OPPORTUNITIES AND INCOME FUND

SCHEDULE OF INVESTMENTS—(Continued)
June 30, 2024 (Unaudited)

	Principal Amount*		Value
Erste Group Bank AG, 7.00% to 4/15/31 (Austria)(c)(d)(e)(f)	EUR	400,000	$421,419
HSBC Capital Funding Dollar 1 LP, 10.176% to 6/30/30, Series 2 (United Kingdom)(c)(d)(g)		600,000	727,515
HSBC Holdings PLC, 6.00% to 5/22/27 (United Kingdom)(a)(c)(d)(e)		800,000	774,479
ING Groep NV, 6.50% to 4/16/25 (Netherlands)(a)(c)(d)(e)		600,000	595,365
ING Groep NV, 8.00% to 5/16/30 (Netherlands)(c)(d)(e)(f)		400,000	408,410
Intesa Sanpaolo SpA, 7.70% to 9/17/25 (Italy)(a)(c)(d)(e)(g)		600,000	599,953
JPMorgan Chase & Co., 6.10% to 10/1/24, Series X(a)(c)(d)		975,000	976,558
JPMorgan Chase & Co., 6.875% to 6/1/29, Series NN(a)(c)(d)		1,574,000	1,629,663
Lloyds Banking Group PLC, 7.50% to 9/27/25 (United Kingdom)(a)(c)(d)(e)		1,200,000	1,202,566
NatWest Group PLC, 6.00% to 12/29/25 (United Kingdom)(a)(c)(d)(e)		1,200,000	1,176,884
NatWest Group PLC, 8.00% to 8/10/25 (United Kingdom)(a)(c)(d)(e)		2,600,000	2,619,526
PNC Financial Services Group, Inc., 6.00% to 5/15/27, Series U(a)(c)(d)		321,000	317,805
PNC Financial Services Group, Inc., 6.20% to 9/15/27, Series V(a)(c)(d)		841,000	839,831
Societe Generale SA, 6.75% to 4/6/28 (France)(c)(d)(e)(g)		500,000	448,415
Societe Generale SA, 8.00% to 9/29/25 (France)(a)(c)(d)(e)(g)		800,000	799,576
Societe Generale SA, 9.375% to 11/22/27 (France)(a)(c)(d)(e)(g)		400,000	405,442
Societe Generale SA, 10.00% to 11/14/28 (France)(c)(d)(e)(g)		500,000	519,997
Stichting AK Rabobank Certificaten, 6.50% (Netherlands)(c)(f)	EUR	300,000	349,422
Swedbank AB, 7.75% to 3/17/30 (Sweden)(c)(d)(e)(f)		800,000	800,580
Toronto-Dominion Bank, 8.125% to 10/31/27, due 10/31/82 (Canada)(a)(d)		600,000	623,317
UBS Group AG, 6.875% to 8/7/25 (Switzerland)(c)(d)(e)(f)		2,000,000	1,987,255
UBS Group AG, 7.00% to 2/19/25 (Switzerland)(c)(d)(e)(f)		1,800,000	1,798,929
UBS Group AG, 9.25% to 11/13/28 (Switzerland)(a)(c)(d)(e)(g)		1,000,000	1,078,403
UBS Group AG, 9.25% to 11/13/33 (Switzerland)(c)(d)(e)(g)		200,000	224,478

See accompanying notes to financial statements.

COHEN & STEERS REAL ESTATE OPPORTUNITIES AND INCOME FUND

SCHEDULE OF INVESTMENTS—(Continued)
June 30, 2024 (Unaudited)

		Principal Amount*		Value
Virgin Money U.K. PLC, 11.00% to 12/8/28 (United Kingdom)(c)(d)(e)(f)		GBP	300,000	$425,826
Wells Fargo & Co., 3.90% to 3/15/26, Series BB(a)(c)(d)			1,350,000	1,292,694
Wells Fargo & Co., 5.875% to 6/15/25, Series U(a)(c)(d)			553,000	551,856
Wells Fargo & Co., 7.625% to 9/15/28(a)(c)(d)			2,140,000	2,284,247

				51,192,220

BROKERAGE	0.6%
Goldman Sachs Group, Inc., 7.50% to 2/10/29, Series W(c)(d)			297,000	311,914
Goldman Sachs Group, Inc., 7.50% to 5/10/29, Series X(a)(c)(d)			1,143,000	1,178,266

				1,490,180

ENERGY	0.4%
BP Capital Markets PLC, 4.375% to 6/22/25(c)(d)			207,000	203,449
BP Capital Markets PLC, 6.45% to 12/1/33(a)(c)(d)			750,000	772,300

				975,749

FINANCE	0.5%
American Express Co., 3.55% to 9/15/26, Series D(a)(c)(d)			750,000	701,025
Apollo Management Holdings LP, 4.95% to 12/17/24, due 1/14/50(d)(g)			392,000	384,922
ARES Finance Co. III LLC, 4.125% to 6/30/26, due 6/30/51(a)(d)(g)			225,000	210,171

				1,296,118

INSURANCE	3.6%
Aegon Ltd., 5.625% to 4/15/29 (Netherlands)(c)(d)(e)(f)		EUR	400,000	414,990
Argentum Netherlands BV for Swiss Re Ltd., 5.524% to 8/15/27 (Switzerland)(c)(d)(f)			600,000	585,750
Argentum Netherlands BV for Swiss Re Ltd., 5.625% to 8/15/27, due 8/15/52 (Switzerland)(d)(f)			400,000	394,665
Argentum Netherlands BV for Zurich Insurance Co. Ltd., 5.125% to 6/1/28, due 6/1/48 (Switzerland)(d)(f)			200,000	194,876
AXA SA, 6.375% to 7/16/33, Series EMTN (France)(c)(d)(e)(f)		EUR	400,000	438,933

See accompanying notes to financial statements.

COHEN & STEERS REAL ESTATE OPPORTUNITIES AND INCOME FUND

SCHEDULE OF INVESTMENTS—(Continued)
June 30, 2024 (Unaudited)

		Principal Amount*	Value
Corebridge Financial, Inc., 6.875% to 9/15/27, due 12/15/52(a)(d)		545,000	$550,305
Dai‑ichi Life Insurance Co. Ltd., 5.10% to 10/28/24 (Japan)(a)(c)(d)(g)		1,500,000	1,498,250
Global Atlantic Fin Co., 4.70% to 7/15/26, due 10/15/51(a)(d)(g)		638,000	592,751
Global Atlantic Fin Co., 7.95% to 7/15/29, due 10/15/54(d)(g)		470,000	473,626
MetLife, Inc., 10.75%, due 8/1/39(a)		225,000	301,396
Phoenix Group Holdings PLC, 4.75% to 6/4/26, due 9/4/31 (United Kingdom)(d)(f)		600,000	580,615
Prudential Financial, Inc., 5.125% to 11/28/31, due 3/1/52(a)(d)		1,035,000	963,050
Prudential Financial, Inc., 6.75% to 12/1/32, due 3/1/53(d)		250,000	256,234
QBE Insurance Group Ltd., 5.875% to 6/17/26, due 6/17/46, Series EMTN (Australia)(d)(f)		200,000	198,263
QBE Insurance Group Ltd., 5.875% to 5/12/25 (Australia)(a)(c)(d)(g)		200,000	198,447
QBE Insurance Group Ltd., 6.75% to 12/2/24, due 12/2/44 (Australia)(d)(f)		500,000	500,674
Sumitomo Life Insurance Co., 5.875% to 1/18/34 (Japan)(c)(d)(g)		400,000	390,425
Voya Financial, Inc., 7.758% to 9/15/28, Series A(a)(c)(d)		1,000,000	1,041,318

			9,574,568

PIPELINES	3.4%
Enbridge, Inc., 7.375% to 10/15/27, due 1/15/83 (Canada)(a)(d)		800,000	802,780
Enbridge, Inc., 8.25% to 10/15/28, due 1/15/84, Series NC5 (Canada)(a)(d)		2,170,000	2,266,374
Enbridge, Inc., 8.50% to 10/15/33, due 1/15/84 (Canada)(a)(d)		1,445,000	1,561,369
Energy Transfer LP, 7.125% to 5/15/30, Series G(a)(c)(d)		1,716,000	1,704,056
Transcanada Trust, 5.50% to 9/15/29, due 9/15/79 (Canada)(a)(d)		700,000	645,035
Transcanada Trust, 5.60% to 12/7/31, due 3/7/82 (Canada)(a)(d)		880,000	798,877
Transcanada Trust, 5.875% to 8/15/26, due 8/15/76, Series 16‑A (Canada)(a)(d)		1,296,000	1,271,643

			9,050,134

See accompanying notes to financial statements.

COHEN & STEERS REAL ESTATE OPPORTUNITIES AND INCOME FUND

SCHEDULE OF INVESTMENTS—(Continued)
June 30, 2024 (Unaudited)

		Principal Amount*		Value
SHOPPING CENTER	0.6%
Scentre Group Trust 2, 4.75% to 6/24/26, due 9/24/80 (Australia)(a)(d)(g)			989,000	$955,778
Unibail-Rodamco-Westfield SE, 7.25% to 7/3/28 (France)(c)(d)(f)		EUR	500,000	563,579

				1,519,357

TELECOMMUNICATION SERVICES	0.8%
Vodafone Group PLC, 4.125% to 3/4/31, due 6/4/81 (United Kingdom)(a)(d)			210,000	179,286
Vodafone Group PLC, 5.125% to 12/4/50, due 6/4/81 (United Kingdom)(a)(d)			1,201,000	886,454
Vodafone Group PLC, 6.25% to 7/29/24, due 10/3/78 (United Kingdom)(d)(f)			1,183,000	1,181,918

				2,247,658

UTILITIES	6.2%
AES Corp., 7.60% to 10/15/29, due 1/15/55(d)			700,000	709,026
Algonquin Power & Utilities Corp., 4.75% to 1/18/27, due 1/18/82 (Canada)(a)(d)			2,075,000	1,899,728
American Electric Power Co., Inc., 6.95% to 9/15/34, due 12/15/54(d)			800,000	797,833
Dominion Energy, Inc., 4.35% to 1/15/27, Series C(a)(c)(d)			700,000	660,319
Dominion Energy, Inc., 6.875% to 11/3/29, due 2/1/55, Series A(a)(d)			1,340,000	1,368,423
Dominion Energy, Inc., 7.00% to 3/3/34, due 6/1/54, Series B(d)			750,000	782,223
Duke Energy Corp., 4.875% to 9/16/24(a)(c)(d)			398,000	395,552
Edison International, 5.375% to 3/15/26, Series A(a)(c)(d)			900,000	878,985
Emera, Inc., 6.75% to 6/15/26, due 6/15/76, Series 16‑A (Canada)(a)(d)			1,200,000	1,195,432
Entergy Corp., 7.125% to 9/1/29, due 12/1/54(d)			900,000	894,273
EUSHI Finance, Inc., 7.625% to 9/15/29, due 12/15/54(d)(g)			833,000	838,287
NextEra Energy Capital Holdings, Inc., 6.70% to 6/1/29, due 9/1/54(a)(d)			1,000,000	1,002,119
NextEra Energy Capital Holdings, Inc., 6.75% to 3/15/34, due 6/15/54(d)			1,000,000	1,008,234
Sempra, 4.125% to 1/1/27, due 4/1/52(a)(d)			1,425,000	1,318,767

See accompanying notes to financial statements.

COHEN & STEERS REAL ESTATE OPPORTUNITIES AND INCOME FUND

SCHEDULE OF INVESTMENTS—(Continued)
June 30, 2024 (Unaudited)

		Principal Amount*	Value
Sempra, 6.875% to 7/1/29, due 10/1/54(a)(d)		800,000	$797,078
Southern Co., 3.75% to 6/15/26, due 9/15/51, Series 21‑A(d)		700,000	658,778
Southern Co., 4.00% to 10/15/25, due 1/15/51, Series B(a)(d)		1,000,000	971,670

			16,176,727

TOTAL PREFERRED SECURITIES—OVER‑THE‑COUNTER (Identified cost—$92,823,817)			93,522,711

CORPORATE BONDS	0.6%
FREE STANDING	0.3%
Realty Income Corp., 5.625%, due 10/13/32(a)		715,000	724,448

SHOPPING CENTER	0.1%
Kimco Realty OP LLC, 4.25%, due 4/1/45(a)		400,000	320,083

SPECIALTY	0.1%
VICI Properties LP/VICI Note Co., Inc., 5.75%, due 2/1/27(a)(g)		350,000	350,272

UTILITIES	0.1%
Enel Finance International NV, 7.50%, due 10/14/32 (Italy)(a)(g)		200,000	221,361

TOTAL CORPORATE BONDS (Identified cost—$1,564,184)			1,616,164

		Shares
SHORT-TERM INVESTMENTS	2.6%
MONEY MARKET FUNDS
State Street Institutional Treasury Plus Money Market Fund, Premier Class, 5.25%(k)		3,836,193	3,836,193
State Street Institutional U.S. Government Money Market Fund, Premier Class, 5.25%(k)		2,936,839	2,936,839

TOTAL SHORT-TERM INVESTMENTS (Identified cost—$6,773,032)			6,773,032

TOTAL INVESTMENTS IN SECURITIES (Identified cost—$389,465,858)	152.7%		401,131,430
WRITTEN OPTION CONTRACTS (Premiums received—$814,773)	(0.3)		(896,779)
LIABILITIES IN EXCESS OF OTHER ASSETS	(52.4)		(137,530,416)

NET ASSETS (Equivalent to $15.71 per share based on 16,722,406 shares of common stock outstanding)	100.0%		$262,704,235

See accompanying notes to financial statements.

COHEN & STEERS REAL ESTATE OPPORTUNITIES AND INCOME FUND

SCHEDULE OF INVESTMENTS—(Continued)
June 30, 2024 (Unaudited)

Exchange-Traded Option Contracts
Written Options

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount(l)	Premiums Received	Value
Call—iShares U.S. Real Estate ETF	$89.00	7/19/24	(7,500)	$(65,805,000)	$(548,126)	$(570,000)

Over‑the‑Counter Options Contracts
Written Options

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount(l)	Premiums Received	Value
Call—American Tower Corp.	Goldman Sachs International	$199.66	7/19/24	(4,828)	$(938,467)	$(20,128)	$(11,831)
Call—Crown Castle, Inc.	Goldman Sachs International	106.71	7/19/24	(5,243)	(512,241)	(9,553)	(1,377)
Call—Digital Realty Trust, Inc.	Goldman Sachs International	148.27	7/19/24	(4,997)	(759,794)	(16,498)	(28,755)
Call—Equinix, Inc.	Goldman Sachs International	816.47	7/19/24	(324)	(245,138)	(7,768)	(332)
Call—Extra Space Storage, Inc.	Goldman Sachs International	153.73	7/19/24	(1,101)	(171,106)	(4,482)	(5,584)
Call—Healthcare Realty Trust, Inc.	Goldman Sachs International	16.70	7/19/24	(18,804)	(309,890)	(4,932)	(6,381)
Call—Healthpeak Properties, Inc.	Goldman Sachs International	20.95	7/19/24	(10,965)	(214,914)	(3,367)	(1,358)
Call—Host Hotels & Resorts, Inc.	Goldman Sachs International	19.24	7/19/24	(10,729)	(192,907)	(2,576)	(618)
Call—Iron Mountain, Inc.	Goldman Sachs International	83.54	7/19/24	(5,050)	(452,581)	(9,585)	(33,155)
Call—Kimco Realty Corp.	Goldman Sachs International	19.51	7/19/24	(3,597)	(69,998)	(1,332)	(1,536)
Call—Prologis, Inc.	Goldman Sachs International	114.48	7/19/24	(4,392)	(493,266)	(11,454)	(8,565)
Call—Public Storage	Goldman Sachs International	291.41	7/19/24	(436)	(125,415)	(3,370)	(1,856)
Call—Realty Income Corp.	Goldman Sachs International	55.79	7/19/24	(8,155)	(430,747)	(7,377)	(451)
Call—Welltower, Inc.	Goldman Sachs International	102.30	7/19/24	(9,963)	(1,038,643)	(22,579)	(32,529)
Call—Weyerhaeuser Co.	Goldman Sachs International	32.22	7/19/24	(834)	(23,677)	(444)	(20)
Call—American Tower Corp.	Goldman Sachs International	204.65	8/16/24	(5,121)	(995,420)	(19,052)	(16,664)

See accompanying notes to financial statements.

COHEN & STEERS REAL ESTATE OPPORTUNITIES AND INCOME FUND

SCHEDULE OF INVESTMENTS—(Continued)
June 30, 2024 (Unaudited)

Over‑the‑Counter Options Contracts—(Continued)

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount(l)	Premiums Received	Value
Call—AvalonBay Communities, Inc.	Goldman Sachs International	205.60	8/16/24	(948)	$ (196,132)	$ (3,951)	$ (6,973)
Call—Crown Castle, Inc.	Goldman Sachs International	103.87	8/16/24	(6,025)	(588,642)	(7,530)	(9,042)
Call—Digital Realty Trust, Inc.	Goldman Sachs International	155.92	8/16/24	(5,895)	(896,335)	(18,125)	(25,415)
Call—Equinix, Inc.	Goldman Sachs International	804.24	8/16/24	(491)	(371,491)	(7,317)	(6,756)
Call—Essex Property Trust, Inc.	Goldman Sachs International	280.56	8/16/24	(850)	(231,370)	(4,580)	(4,606)
Call—Extra Space Storage, Inc.	Goldman Sachs International	164.52	8/16/24	(1,380)	(214,466)	(4,399)	(4,397)
Call—Iron Mountain, Inc.	Goldman Sachs International	93.30	8/16/24	(7,768)	(696,168)	(11,933)	(12,572)
Call—Prologis, Inc.	Goldman Sachs International	115.90	8/16/24	(6,285)	(705,868)	(12,269)	(17,212)
Call—Public Storage	Goldman Sachs International	305.08	8/16/24	(550)	(158,208)	(2,067)	(1,937)
Call—Realty Income Corp.	Goldman Sachs International	54.33	8/16/24	(5,743)	(303,345)	(4,036)	(3,797)
Call—Simon Property Group, Inc.	Goldman Sachs International	151.26	8/16/24	(5,423)	(823,211)	(16,892)	(31,737)
Call—VICI Properties, Inc.	Goldman Sachs International	29.21	8/16/24	(12,918)	(369,972)	(3,161)	(8,258)
Call—Welltower, Inc.	Goldman Sachs International	104.90	8/16/24	(14,457)	(1,507,142)	(25,890)	(43,065)
				(163,272)	$(14,036,554)	$(266,647)	$(326,779)

Centrally Cleared Interest Rate Swap Contracts

Notional Amount	Fixed Rate Payable	Fixed Payment Frequency	Floating Rate Receivable (resets monthly)	Floating Payment Frequency	Maturity Date	Value	Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)
$37,000,000	2.201%	Monthly	5.340%(m)	Monthly	10/1/25	$1,281,329	$ —	$1,281,329
14,500,000	2.360%	Monthly	5.340%(m)	Monthly	12/18/25	502,015	—	502,015
37,000,000	1.957%	Monthly	5.340%(m)	Monthly	3/1/26	1,699,833	—	1,699,833
37,000,000	1.557%	Monthly	5.340%(m)	Monthly	3/1/27	2,695,608	—	2,695,608

						$6,178,785	$ —	$6,178,785

The total amount of all interest rate swap contracts as presented in the table above are representative of the volume of activity for this derivative type during the six months ended June 30, 2024.

See accompanying notes to financial statements.

COHEN & STEERS REAL ESTATE OPPORTUNITIES AND INCOME FUND

SCHEDULE OF INVESTMENTS—(Continued)
June 30, 2024 (Unaudited)

Forward Foreign Currency Exchange Contracts

Counterparty	Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
Brown Brothers Harriman	EUR	2,502,364	USD	2,719,995	7/2/24	$40,087
Brown Brothers Harriman	GBP	1,156,304	USD	1,472,160	7/2/24	10,477
Brown Brothers Harriman	USD	2,682,184	EUR	2,502,364	7/2/24	(2,276)
Brown Brothers Harriman	USD	1,461,534	GBP	1,156,304	7/2/24	150
Brown Brothers Harriman	EUR	2,498,569	USD	2,681,826	8/2/24	2,077
Brown Brothers Harriman	GBP	1,135,103	USD	1,434,888	8/2/24	(256)
						$50,259

Glossary of Portfolio Abbreviations

EMTN	Euro Medium Term Note
ETF	Exchange-Traded Fund
EUR	Euro Currency
GBP	British Pound
OIS	Overnight Indexed Swap
SOFR	Secured Overnight Financing Rate
TruPS	Trust Preferred Securities
USD	United States Dollar

See accompanying notes to financial statements.

COHEN & STEERS REAL ESTATE OPPORTUNITIES AND INCOME FUND

SCHEDULE OF INVESTMENTS—(Continued)
June 30, 2024 (Unaudited)

Note: Percentages indicated are based on the net assets of the Fund.
*	Amount denominated in U.S. dollars unless otherwise indicated.
(a)	All or a portion of the security is pledged as collateral in connection with the Fund’s revolving credit agreement. $297,401,943 in aggregate has been pledged as collateral.
(b)	All or a portion of the security is pledged in connection with exchange-traded written option contracts. $48,105,011 in aggregate has been pledged as collateral.
(c)	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer.
(d)	Security converts to floating rate after the indicated fixed–rate coupon period.
(e)
Contingent Capital security (CoCo). CoCos are debt or preferred securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer. Aggregate holdings amounted to $28,314,586 which represents 10.8% of the net assets of the Fund (7.0% of the managed assets of the Fund).

(f)
Securities exempt from registration under Regulation S of the Securities Act of 1933. These securities are subject to resale restrictions. Aggregate holdings amounted to $12,074,114 which represents 4.6% of the net assets of the Fund, of which 0.0% are illiquid.

(g)
Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. Aggregate holdings amounted to $15,631,588 which represents 6.0% of the net assets of the Fund, of which 0.0% are illiquid.

(h)	Non–income producing security.
(i)	Security is in default.
(j)	Security value is determined based on significant unobservable inputs (Level 3).
(k)	Rate quoted represents the annualized seven–day yield.
(l)	Represents number of contracts multiplied by notional contract size multiplied by the underlying price.
(m)	Based on USD‑SOFR‑OIS. Represents rates in effect at June 30, 2024.

See accompanying notes to financial statements.

COHEN & STEERS REAL ESTATE OPPORTUNITIES AND INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2024 (Unaudited)

ASSETS:
Investments in securities, at value (Identified cost—$389,465,858)	$401,131,430
Cash	450,083
Cash collateral pledged for interest rate swap contracts	1,658,136
Cash collateral pledged for over‑the‑counter option contracts	220,000
Foreign currency, at value (Identified cost—$1,446)	1,426
Receivable for:
Dividends and interest	2,687,163
Investment securities sold	191,556
Variation margin on interest rate swap contracts	42,556
Unrealized appreciation on forward foreign currency exchange contracts	52,791
Other assets	33,574

Total Assets	406,468,715

LIABILITIES:
Written option contracts, at value (Premiums received—$814,773)	896,779
Unrealized depreciation on forward foreign currency exchange contracts	2,532
Payable for:
Credit agreement	141,000,000
Interest expense	737,822
Investment securities purchased	512,811
Investment management fees	328,564
Dividends and distributions declared	130,298
Administration fees	19,714
Other liabilities	135,960

Total Liabilities	143,764,480

NET ASSETS applicable to 16,722,406 shares of $0.001 par value of common stock outstanding	$262,704,235

NET ASSETS consist of:
Paid‑in capital	$310,559,364
Total distributable earnings/(accumulated loss)	(47,855,129)

$262,704,235

NET ASSET VALUE PER SHARE:
($262,704,235 ÷ 16,722,406 shares outstanding)	$15.71

MARKET PRICE PER SHARE	$14.23

MARKET PRICE PREMIUM (DISCOUNT) TO NET ASSET VALUE PER SHARE	(9.42)%

See accompanying notes to financial statements.

COHEN & STEERS REAL ESTATE OPPORTUNITIES AND INCOME FUND

STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 2024 (Unaudited)

Investment Income:
Dividend income	$5,270,711
Interest income	2,731,660

Total Investment Income	8,002,371

Expenses:
Interest expense	4,324,744
Investment management fees	1,988,538
Administration fees	149,415
Professional fees	53,209
Shareholder reporting expenses	28,158
Custodian fees and expenses	13,979
Transfer agent fees and expenses	9,594
Line of credit fees	6,066
Trustees’ fees and expenses	6,016
Miscellaneous	10,189

Total Expenses	6,589,908

Net Investment Income (Loss)	1,412,463

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in securities	(5,028,634)
Written option contracts	584,638
Interest rate swap contracts	2,178,834
Forward foreign currency exchange contracts	(30,453)
Foreign currency transactions	1,890

Net realized gain (loss)	(2,293,725)

Net change in unrealized appreciation (depreciation) on:
Investments in securities	4,465,344
Written option contracts	832,521
Interest rate swap contracts	317,181
Forward foreign currency exchange contracts	66,057
Foreign currency translations	(799)

Net change in unrealized appreciation (depreciation)	5,680,304

Net Realized and Unrealized Gain (Loss)	3,386,579

Net Increase (Decrease) in Net Assets Resulting from Operations	$4,799,042

See accompanying notes to financial statements.

COHEN & STEERS REAL ESTATE OPPORTUNITIES AND INCOME FUND

STATEMENT OF CHANGES IN NET ASSETS (Unaudited)

	For the Six Months Ended June 30, 2024	For the Year Ended December 31, 2023
Change in Net Assets:
From Operations:
Net investment income (loss)	$1,412,463	$3,381,304
Net realized gain (loss)	(2,293,725)	(35,087,725)
Net change in unrealized appreciation (depreciation)	5,680,304	62,138,195

Net increase (decrease) in net assets resulting from operations	4,799,042	30,431,774

Distributions to shareholders	(11,036,788)	(7,960,570)
Tax return of capital to shareholders	—	(13,542,094)

Total distributions	(11,036,788)	(21,502,664)

Capital Stock Transactions:
Increase (decrease) in net assets from Fund share transactions	—	(443,019)

Total increase (decrease) in net assets	(6,237,746)	8,486,091
Net Assets:
Beginning of period	268,941,981	260,455,890

End of period	$262,704,235	$268,941,981

See accompanying notes to financial statements.

COHEN & STEERS REAL ESTATE OPPORTUNITIES AND INCOME FUND

STATEMENT OF CASH FLOWS
For the Six Months Ended June 30, 2024 (Unaudited)

Increase (Decrease) in Cash:
Cash Flows from Operating Activities:
Net increase (decrease) in net assets resulting from operations	$4,799,042
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
Purchases of long-term investments	(85,970,694)
Proceeds from sales and maturities of long-term investments	95,441,721
Net purchases, sales and maturities of short-term investments	(3,586,798)
Net amortization of premium on investments in securities	278,418
Net decrease in dividends and interest receivable and other assets	56,042
Net decrease in interest expense payable, accrued expenses and other liabilities	(25,519)
Net increase in receivable for variation margin on interest rate swap contracts	(67,492)
Net decrease in premiums received from written option contracts	(75,752)
Net change in unrealized appreciation on written option contracts	(832,521)
Net change in unrealized appreciation on investments in securities	(4,465,344)
Net change in unrealized appreciation on forward foreign currency exchange contracts	(66,057)
Net realized loss on investments in securities	5,028,634

Cash provided by operating activities	10,513,680

Cash Flows from Financing Activities:
Dividends and distributions paid	(11,066,911)

Increase (decrease) in cash and restricted cash	(553,231)
Cash and restricted cash at beginning of period (including foreign currency)	2,882,876

Cash and restricted cash at end of period (including foreign currency)	$2,329,645

Supplemental Disclosure of Cash Flow Information:
For the six months ended June 30, 2024, interest paid was $4,367,984.

See accompanying notes to financial statements.

COHEN & STEERS REAL ESTATE OPPORTUNITIES AND INCOME FUND

STATEMENT OF CASH FLOWS—(Continued)
For the Six Months Ended June 30, 2024 (Unaudited)
The following table provides a reconciliation of cash and restricted cash reported within the Statement of Assets and Liabilities that sums to the total of such amounts shown on the Statement of Cash Flows.

Cash	$450,083
Restricted cash	1,878,136
Foreign currency	1,426

Total cash and restricted cash shown on the Statement of Cash Flows	$2,329,645

Restricted cash consists of cash that has been pledged to cover the Fund’s collateral or margin obligations under derivative contracts. It is reported on the Statement of Assets and Liabilities as cash collateral pledged for interest rate swap contracts and cash collateral pledged for over‑the‑counter option contracts.

See accompanying notes to financial statements.

COHEN & STEERS REAL ESTATE OPPORTUNITIES AND INCOME FUND

FINANCIAL HIGHLIGHTS (Unaudited)
The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

Per Share Operating Data:	For the Six Months Ended June 30, 2024		For the Year Ended December 31, 2023	For the Period February 24, 2022(a) through December 31, 2022
Net asset value, beginning of period	$16.08		$15.54	$20.00

Income (loss) from investment operations:

Net investment income (loss)(b)	0.08		0.20	0.40
Net realized and unrealized gain (loss)	0.21		1.59	(3.92)

Total from investment operations	0.29		1.79	(3.52)

Less dividends and distributions to shareholders from:

Net investment income	(0.66)		(0.47)	(0.27)
Tax return of capital	—		(0.81)	(0.67)

Total dividends and distributions to shareholders	(0.66)		(1.28)	(0.94)

Redemption fees retained by the Fund	—		0.03	—

Net increase (decrease) in net asset value	(0.37)		0.54	(4.46)

Net asset value, end of period	$15.71		$16.08	$15.54

Market value, end of period	$14.23		$13.99	$13.48

Total net asset value return(c)	2.38	%(d)	13.59%	–17.52	%(d)

Total market value return(c)	6.59	%(d)	13.93%	–28.46	%(d)

See accompanying notes to financial statements.

COHEN & STEERS REAL ESTATE OPPORTUNITIES AND INCOME FUND

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

Ratios/Supplemental Data:	For the Six Months Ended June 30, 2024		For the Year Ended December 31, 2023	For the Period February 24, 2022(a) through December 31, 2022

Net assets, end of period (in millions)	$262.7		$268.9	$260.5

Ratios to average daily net assets:

Expenses	5.12	%(e)	5.09%	3.14	%(e)

Ratio of expenses to average daily net assets (excluding interest expense)	1.76	%(e)	1.74%	1.74	%(e)

Ratio of net investment income (loss) to average daily net assets	1.10	%(e)	1.30%	2.32	%(e)

Ratio of expenses to average daily managed assets(f)	3.31	%(e)	3.26%	2.13	%(e)

Portfolio turnover rate	21	%(d)	59%	38	%(d)

Revolving Credit Agreement

Asset coverage ratio for revolving credit agreement	286%		291%	277%

Asset coverage per $1,000 for revolving credit agreement	$2,863		$2,907	$2,772

Amount of loan outstanding (in millions)	$141.0		$141.0	$147.0

(a)	Commencement of investment operations.
(b)	Calculation based on average shares outstanding.
(c)
Total net asset value return measures the change in net asset value per share over the period indicated. Total market value return is computed based upon the Fund’s market price per share and excludes the effects of brokerage commissions. Dividends and distributions are assumed, for purposes of these calculations, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan.

(d)	Not annualized.
(e)	Ratios for periods less than one year are annualized.
(f)	Average daily managed assets represent net assets plus the outstanding balance of the credit agreement.

See accompanying notes to financial statements.

COHEN & STEERS REAL ESTATE OPPORTUNITIES AND INCOME FUND

NOTES TO FINANCIAL STATEMENTS (Unaudited)
Note 1. Organization and Significant Accounting Policies
Cohen & Steers Real Estate Opportunities and Income Fund, a Maryland statutory trust (the Fund), was organized on April 26, 2021, and is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a non‑diversified, closed‑end management statutory trust. The Fund’s primary investment objective is high current income. The Fund’s secondary investment objective is capital appreciation.
The Fund has a limited term and intends to terminate as of the first business day following the twelfth anniversary of the effective date of the Fund’s initial registration statement, which the Fund expects to occur on or about February 23, 2034 (the Dissolution Date); provided that the Fund’s Board of Trustees may, by a vote of the majority of the Board of Trustees and seventy-five percent (75%) of the members of the Board of Trustees of who either (i) have been a member of the Board of Trustees for a period of at least thirty‑six months (or since the commencement of the Fund’s operations, if less than thirty‑six months) or (ii) were nominated to serve as a member of the Board of Trustees by a majority of the Continuing Trustees then members of the Board of Trustees (a Board Action Vote), without shareholder approval, extend the Dissolution Date (i) once for up to one year, and (ii) once for up to an additional one year, to a date up to and including two years after the initial Dissolution Date, which later date shall then become the Dissolution Date.
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification (ASC) Topic 946—Investment Companies. The accounting policies of the Fund are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange (NYSE) are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. Centrally cleared interest rate swaps are valued at the price determined by the relevant exchange or clearinghouse. Forward foreign currency exchange contracts are valued daily at the prevailing forward exchange rate. Exchange-traded options are valued at their last sale price as of the close of options trading on applicable exchanges on the valuation date. In the absence of a last sale price on such day, options are valued based upon prices provided by a third-party pricing service. Over‑the‑counter (OTC) options are valued based upon prices provided by a third-party pricing service or counterparty.
Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign

COHEN & STEERS REAL ESTATE OPPORTUNITIES AND INCOME FUND

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non‑U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Trustees.
Readily marketable securities traded in the OTC market, including listed securities whose primary market is believed by the investment manager to be OTC, are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment manager, pursuant to delegation by the Board of Trustees, to reflect the fair value of such securities.
Fixed-income securities are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment manager, pursuant to delegation by the Board of Trustees, to reflect the fair value of such securities. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features which are then used to calculate the fair values.
Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open‑end mutual funds are valued at net asset value (NAV).
The Board of Trustees has designated the investment manager as the Fund’s “Valuation Designee” under Rule 2a‑5 under the 1940 Act. As Valuation Designee, the investment manager is authorized to make fair valuation determinations, subject to the oversight of the Board of Trustees. The investment manager has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Trustees. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.
Securities for which market prices are unavailable, or securities for which the investment manager determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund’s Board of Trustees. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are

COHEN & STEERS REAL ESTATE OPPORTUNITIES AND INCOME FUND

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.
For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities would be categorized as Level 2 or 3 in the hierarchy, depending on the relative significance of the valuation inputs. Securities, including private placements or other restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach, the income approach and cost approach, and are categorized as Level 3 in the hierarchy. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security’s underlying assets and liabilities.
The Fund’s use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.
Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund’s investments is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodology used for valuing investments may or may not be an indication of the risk associated with those investments. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

COHEN & STEERS REAL ESTATE OPPORTUNITIES AND INCOME FUND

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

The following is a summary of the inputs used as of June 30, 2024 in valuing the Fund’s investments carried at value:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Common Stock	$276,273,735	$—	$—		$276,273,735
Preferred Securities— Exchange-Traded	22,945,788	—	—		22,945,788
Preferred Securities— Over‑the‑Counter:
Banking	—	51,156,220	36,000	(a)	51,192,220
Other Industries	—	42,330,491	—		42,330,491
Corporate Bonds	—	1,616,164	—		1,616,164
Short-Term Investments	—	6,773,032	—		6,773,032

Total Investments in Securities(b)	$299,219,523	$101,875,907	$36,000		$401,131,430

Forward Foreign Currency Exchange Contracts	$—	$52,791	$—		$52,791
Interest Rate Swap Contracts	—	6,178,785	—		6,178,785

Total Derivative Assets(b)	$—	$6,231,576	$—		$6,231,576

Forward Foreign Currency Exchange Contracts	$—	$(2,532)	$—		$(2,532)
Written Option Contracts	(570,000)	(326,779)	—		(896,779)

Total Derivative Liabilities(b)	$(570,000)	$(329,311)	$—		$(899,311)

(a)	Security has been fair valued by the Valuation Committee pursuant to the Fund’s fair value procedures and classified as a Level 3 security.
(b)	Portfolio holdings are disclosed individually on the Schedule of Investments.

COHEN & STEERS REAL ESTATE OPPORTUNITIES AND INCOME FUND

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income, which includes the amortization of premiums and accretion of discounts, is recorded on the accrual basis. Dividend income is recorded on the ex‑dividend date, except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex‑dividend date. Distributions from real estate investment trusts (REITs) are recorded as ordinary income, net realized capital gain or return of capital based on information reported by the REITs and management’s estimates of such amounts based on historical information. These estimates are adjusted when the actual source of distributions is disclosed by the REITs and actual amounts may differ from the estimated amounts.
Cash: For the purposes of the Statement of Cash Flows, the Fund defines cash as cash, including foreign currency and restricted cash.
Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.
Net realized foreign currency transaction gains or losses arise from sales of foreign currencies, (excluding gains and losses on forward foreign currency exchange contracts, which are presented separately, if any), currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency translation gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates. Pursuant to U.S. federal income tax regulations, certain foreign currency gains/losses included in realized and unrealized gains/losses are included in or are a reduction of ordinary income for federal income tax purposes.
Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts to hedge the currency exposure associated with certain of its non‑U.S. dollar denominated securities. A forward foreign currency exchange contract is a commitment between two parties to purchase or sell foreign currency at a set price on a future date. The market value of a forward foreign currency exchange contract fluctuates with changes in foreign currency exchange rates. These contracts are marked to market daily and the change in value is recorded by the Fund as unrealized appreciation and/or depreciation on forward foreign currency exchange contracts. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are included in net realized gain or loss on forward foreign currency exchange contracts. For federal income tax purposes, the Fund has made an election to treat gains and losses from forward foreign currency exchange contracts as capital gains and losses.

COHEN & STEERS REAL ESTATE OPPORTUNITIES AND INCOME FUND

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Forward foreign currency exchange contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the contract. Risks may also arise upon entering these contracts from the potential inability of the counterparties to meet the terms of their contracts. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.
Option Contracts: The Fund may purchase and write exchange-listed and OTC put or call options on securities, stock indices and other financial instruments for hedging purposes, to enhance portfolio returns and/or reduce overall volatility.
When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded on the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked‑to‑market to reflect the current market value of the option written. When an option expires, the Fund realizes a gain on the option to the extent of the premium received. Premiums received from writing options which are exercised or closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium reduces the cost basis of the security purchased by the Fund. If a call option is exercised, the premium is added to the proceeds of the security sold to determine the realized gain or loss. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the underlying investments. Other risks include the possibility of an illiquid options market or the inability of the counterparties to fulfill their obligations under the contracts.
Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract.
Centrally Cleared Interest Rate Swap Contracts: The Fund uses interest rate swaps in connection with borrowing under its credit agreement. The interest rate swaps are intended to reduce interest rate risk by countering the effect that an increase in short-term interest rates could have on the performance of the Fund’s shares as a result of the floating rate structure of interest owed pursuant to the credit agreement. When entering into interest rate swaps, the Fund agrees to pay the other party to the interest rate swap (which is known as the counterparty) a fixed rate payment in exchange for the counterparty’s agreement to pay the Fund a variable rate payment that was intended to approximate the Fund’s variable rate payment obligation on the credit agreement, the accruals for which would begin at a specific date in the future (the effective date). The payment obligation is based on the notional amount of the swap. Depending on the state of interest rates in general, the use of interest rate swaps could enhance or harm the overall performance of the Fund. Swaps are marked‑to‑market daily and changes in the value are recorded as unrealized appreciation (depreciation).
Immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the CCP) and the Fund’s counterparty on the swap agreement becomes the CCP.

COHEN & STEERS REAL ESTATE OPPORTUNITIES AND INCOME FUND

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

The Fund is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities as cash collateral pledged for interest rate swap contracts. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin on interest rate swap contracts in the Statement of Assets and Liabilities. Any upfront payments paid or received upon entering into a swap agreement would be recorded as assets or liabilities, respectively, in the Statement of Assets and Liabilities, and amortized or accreted over the life of the swap and recorded as realized gain (loss) in the Statement of Operations. Payments received from or paid to the counterparty during the term of the swap agreement, or at termination, are recorded as realized gain (loss) in the Statement of Operations.
Swap agreements involve, to varying degrees, elements of market and counterparty risk, and exposure to loss in excess of the related amounts reflected on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.
Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income, if any, are typically declared quarterly and paid monthly. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex‑dividend date and are automatically reinvested in full and fractional shares of the Fund based on the NAV per share at the close of business on the payable date, unless the shareholder has elected to have them paid in cash.
Dividends from net investment income are subject to recharacterization for tax purposes. Based upon the results of operations for the six months ended June 30, 2024, the investment manager considers it likely that a portion of the dividends will be reclassified to distributions from tax return of capital upon the final determination of the Fund’s taxable income after December 31, 2024 the Fund’s fiscal year end.
Distributions Subsequent to June 30, 2024: The following distributions have been declared by the Fund’s Board of Trustees and are payable subsequent to the period end of this report.

Ex‑Date/ Record Date	Payable Date	Amount
7/16/24	7/31/24	$0.110
8/13/24	8/30/24	$0.110
9/10/24	9/30/24	$0.110
Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company (RIC), if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to RICs, and by distributing

COHEN & STEERS REAL ESTATE OPPORTUNITIES AND INCOME FUND

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

substantially all of its taxable earnings to its shareholders. Also, in order to avoid the payment of any federal excise taxes, the Fund will distribute substantially all of its net investment income and net realized gains on a calendar year basis. Accordingly, no provision for federal income or excise tax is necessary. Dividends and interest income from holdings in non‑U.S. securities are recorded net of non‑U.S. taxes paid. Management has analyzed the Fund’s tax positions taken on federal and applicable state income tax returns as well as its tax positions in non‑U.S. jurisdictions in which it trades for the current tax year and has concluded that as of June 30, 2024, no additional provisions for income tax are required in the Fund’s financial statements. The Fund’s tax positions for the current tax year for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.
Note 2. Investment Management Fees, Administration Fees and Other Transactions with Affiliates
Investment Management Fees: Cohen & Steers Capital Management, Inc. serves as the Fund’s investment manager pursuant to an investment management agreement (the investment management agreement). Under the terms of the investment management agreement, the investment manager provides the Fund with day‑to‑day investment decisions and generally manages the Fund’s investments in accordance with the stated policies of the Fund, subject to the supervision of the Board of Trustees.
For the services provided to the Fund, the investment manager receives a fee, accrued daily and paid monthly, at the annual rate of 1.00% of the average daily managed assets of the Fund. Managed assets are equal to the Fund’s net assets, plus the principal amount of loans from financial institutions or debt securities issued by the Fund, the liquidation preference of preferred shares issued by the Fund, if any, and the proceeds of any reverse repurchase agreements entered into by the Fund, if any.
Administration Fees: The Fund has entered into an administration agreement with the investment manager under which the investment manager performs certain administrative functions for the Fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.06% of the average daily managed assets of the Fund. For the six months ended June 30, 2024, the Fund incurred $119,312 in fees under this administration agreement. Additionally, the Fund pays State Street Bank and Trust Company as co‑administrator under a fund accounting and administration agreement.
Trustees’ and Officers’ Fees: Certain trustees and officers of the Fund are also trustees, officers and/or employees of the investment manager. The Fund does not pay compensation to trustees and officers affiliated with the investment manager except for the Chief Compliance Officer, who received compensation from the investment manager, which was reimbursed by the Fund, in the amount of $1,234 for the six months ended June 30, 2024.
Note 3. Purchases and Sales of Securities
Purchases and sales of securities, excluding short-term investments, for the six months ended June 30, 2024, totaled $84,018,686 and $90,630,223, respectively.

COHEN & STEERS REAL ESTATE OPPORTUNITIES AND INCOME FUND

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Note 4. Derivative Investments
The following tables present the value of derivatives held at June 30, 2024, if any, and the effect of derivatives held during the six months ended June 30, 2024, along with the respective location in the financial statements.
Statement of Assets and Liabilities

	Assets			Liabilities
Derivatives	Location	Fair Value		Location	Fair Value
Equity Risk:
Written Option Contracts—Exchange-Traded(a)	—	$—		Written option contracts, at value	$570,000
Written Option Contracts—Over‑the‑Counter	—	—		Written option contracts, at value	326,779
Foreign Currency Exchange Risk:
Forward Foreign Currency Exchange Contracts(b)	Unrealized appreciation	52,791		Unrealized depreciation	2,532
Interest Rate Risk:
Interest Rate Swap Contracts(a)	Receivable for variation margin on interest rate swap contracts	6,178,785	(c)	—	—

(a)	Not subject to a master netting agreement or another similar arrangement.
(b)	Forward foreign currency exchange contracts executed with Brown Brothers Harriman are not subject to a master netting agreement or another similar arrangement.
(c)
Amount represents the cumulative net appreciation (depreciation) on interest rate swap contracts as reported on the Schedule of Investments. The Statement of Assets and Liabilities only reflects the current day variation margin receivable from the broker.

COHEN & STEERS REAL ESTATE OPPORTUNITIES AND INCOME FUND

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Statement of Operations

Derivatives	Location	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
Equity Risk:
Written Option Contracts	Net Realized and Unrealized Gain (Loss)	$584,638	$832,521
Foreign Currency Exchange Risk:
Forward Foreign Currency Exchange Contracts	Net Realized and Unrealized Gain (Loss)	(30,453)	66,057
Interest Rate Risk:
Interest Rate Swap Contracts	Net Realized and Unrealized Gain (Loss)	2,178,834	317,181
At June 30, 2024, the Fund’s derivative assets and liabilities (by type), which are subject to a master netting agreement, are as follows:

Derivative Financial Instruments	Assets	Liabilities
Equity Risk:
Written Option Contracts‑Over‑the‑Counter	$—	$326,779
The following table presents the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under a master netting agreement and net of the related collateral received and pledged by the Fund, if any, as of June 30, 2024:

Counterparty	Gross Amount of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Pledged(a)	Net Amount of Derivative Liabilities(b)
Goldman Sachs International	$326,779	$—	$(220,000)	$106,779

(a)	Collateral received or pledged is limited to the net derivative asset or net derivative liability amounts. Actual collateral amounts received or pledged may be higher than amounts above.
(b)	Net amount represents the net receivable from the counterparty or net payable due to the counterparty in the event of default.

COHEN & STEERS REAL ESTATE OPPORTUNITIES AND INCOME FUND

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

The following summarizes the monthly average volume of the Fund’s option contracts and forward foreign currency exchange contracts activity for the six months ended June 30, 2024:

	Written Option Contracts(a)(b)	Forward Foreign Currency Exchange Contracts(b)
Average Notional Amount	$77,091,040	$2,366,248

(a)	Notional amount is calculated using the number of contracts multiplied by notional contract size multiplied by the underlying price.
(b)
Average notional amounts represent the average for all months in which the Fund had option contracts and forward foreign currency exchange contracts outstanding at month‑end. For the period, this represents six months for written option contracts and six months for forward foreign currency exchange contracts.

Note 5. Income Tax Information
As of June 30, 2024, the federal tax cost and net unrealized appreciation (depreciation) in value of investments held were as follows:

Cost of investments in securities for federal income tax purposes	$389,465,858

Gross unrealized appreciation on investments	$30,468,941
Gross unrealized depreciation on investments	(12,656,331)

Net unrealized appreciation (depreciation) on investments	$17,812,610

As of December 31, 2023, the Fund has a net capital loss carryforward of $51,920,358 which may be used to offset future capital gains. The loss is comprised of $25,473,356 of short-term capital loss carryover and $26,447,002 of long-term capital loss carryover, which under current federal income tax rules, may offset capital gains recognized in any future period.
Note 6. Capital Stock
Under the Amended and Restated Declaration of Trust, the Fund is authorized to issue an unlimited number of shares of beneficial interest. On February 24, 2022, the Fund completed the initial public offering of 15,250,000 shares of common stock. Proceeds paid to the Fund amounted to approximately $305,000,000. In connection with the Fund’s initial public offering, the Fund granted the underwriters an option to purchase an additional 2,287,500 shares of common stock at the public offering price of $20.00 per share within 45 days of the date of the Fund’s prospectus, February 23, 2022 (the overallotment option). On March 25, 2022, the overallotment option was partially exercised, whereby underwriters exercised this option to purchase 1,500,000 shares of common stock. Proceeds paid to the Fund amounted to $30,000,000.
During the six months ended June 30, 2024, and year ended December 31, 2023 the Fund issued no shares of common stock for the reinvestment of dividends.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

On December 12, 2023, the Board of Trustees approved the continuation of the delegation of its authority to management to effect repurchases, pursuant to management’s discretion and subject to market conditions and investment considerations, of up to 10% of the Fund’s common shares outstanding as of January 1, 2024 through December 31, 2024.
During the six months ended June 30, 2024, the Fund repurchased no shares of common stock for the reinvestment of dividends. During the year ended December 31, 2023 the Fund repurchased 32,594 shares of common stock for $443,019.
Note 7. Borrowings
The Fund entered into a $147,000,000 margin loan and security agreement (the loan agreement) with Bank of America, N.A. (Bank of America). Borrowings under the loan agreement bear interest based on the Secured Overnight Financing Rate (SOFR) and a fixed rate. The Fund also pays a fee of 0.20% per annum, on any unutilized portion of the loan agreement. The loan agreement has a 360‑day evergreen provision whereby Bank of America may terminate this agreement upon 360 days’ notice, but the Fund may terminate on 60 days’ notice to Bank of America. The Fund is required to pledge securities and/or cash as collateral. If the Fund fails to meet certain requirements, or maintain other financial covenants required under the loan agreement, the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the loan agreement, necessitating the sale of portfolio securities at potentially inopportune times.
Effective January 2, 2024, the Fund amended its credit agreement to reduce the margin upon which the financing charge is calculated.
As of June 30, 2024, the Fund had outstanding borrowings of $141,000,000 at a current rate of 6.1%. The carrying value of the borrowings approximates fair value. The borrowings are classified as Level 2 within the fair value hierarchy. During the six months ended June 30, 2024, the Fund borrowed an average daily balance of $141,000,000 at a weighted average borrowing cost of 6.2%.
Note 8. Other Risks
Market Price Discount from Net Asset Value Risk: Shares of closed‑end investment companies frequently trade at a discount from their NAV. This characteristic is a risk separate and distinct from the risk that NAV could decrease as a result of investment activities. Whether investors will realize gains or losses upon the sale of the shares will depend not upon the Fund’s NAV but entirely upon whether the market price of the shares at the time of sale is above or below the investor’s purchase price for the shares. Because the market price of the shares is determined by factors such as relative supply of and demand for shares in the market, general market and economic conditions, and other factors beyond the control of the Fund, Fund shares may trade at, above or below NAV.
Non‑Diversified Status Risk: Because the Fund, as a non‑diversified investment company, may invest in a smaller number of individual issuers than a diversified investment company, an investment in the Fund presents greater risk to you than an investment in a diversified company.
Investing in Real Estate Securities Risk: Risks of investing in real estate securities are similar to those associated with direct investments in real estate, including falling property values

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NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

due to increasing vacancies or declining rents resulting from economic, legal, political or technological developments, lack of liquidity, limited diversification and sensitivity to certain economic factors such as interest rate changes and market recessions. Foreign securities involve special risks, including currency fluctuations, lower liquidity, political and economic uncertainties, and differences in accounting standards. Some international securities may represent small- and medium‑sized companies, which may be more susceptible to price volatility and less liquidity than larger companies.
Common Stock Risk: While common stocks have historically generated higher average returns than fixed-income securities over the long-term, common stocks have also experienced significantly more volatility in those returns, although under certain market conditions, fixed-income investments may have comparable or greater price volatility. The value of common stocks and other equity securities will fluctuate in response to developments concerning the company, political and regulatory circumstances, the stock market, and the economy. In the short term, stock prices can fluctuate dramatically in response to these developments. Different parts of the market and different types of equity securities can react differently to these developments. For example, stocks of large companies can react differently than stocks of smaller companies, and value stocks (stocks of companies that are undervalued by various measures and have potential for long-term capital appreciation), can react differently from growth stocks (stocks of companies with attractive cash flow returns on invested capital and earnings that are expected to grow). These developments can affect a single company, all companies within the same industry, economic sector or geographic region, or the stock market as a whole.
Real Estate Market Risk: Since the Fund concentrates its assets in companies in the real estate industry, an investment in the Fund will be closely linked to the performance of the real estate markets. Risks of investing in real estate securities include falling property values due to increasing vacancies, declining rents resulting from economic, legal, tax, political or technological developments, lack of liquidity, limited diversification, and sensitivity to certain economic factors such as interest-rate changes and market recessions. Real estate company prices also may drop because of the failure of borrowers to pay their loans and poor management, and residential developers, in particular, could be negatively impacted by falling home prices, slower mortgage origination and rising construction costs. The risks of investing in REITs are similar to those associated with direct investments in real estate securities.
REIT Risk: In addition to the risks of securities linked to the real estate industry, REITs are subject to certain other risks related to their structure and focus. REITs are dependent upon management skills and generally may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to (i) qualify for pass-through of income under applicable tax law, or (ii) maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.
Small- and Medium‑Sized Companies Risk: Real estate companies in the industry tend to be small- to medium‑sized companies in relation to the equity markets as a whole. There may be less trading in a smaller company’s stock, which means that buy and sell transactions in that stock could have a larger impact on the stock’s price than is the case with larger company stocks. Smaller companies also may

COHEN & STEERS REAL ESTATE OPPORTUNITIES AND INCOME FUND

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

have fewer lines of business so that changes in any one line of business may have a greater impact on a smaller company’s stock price than is the case for a larger company. Further, smaller company stocks may perform differently in different cycles than larger company stocks. Accordingly, real estate company shares can, and at times will, perform differently than large company stocks.
Preferred Securities Risk: Preferred securities are subject to credit risk, which is the risk that a security will decline in price, or the issuer of the security will fail to make dividend, interest or principal payments when due, because the issuer experiences a decline in its financial status. Preferred securities are also subject to interest rate risk and may decline in value because of changes in market interest rates. The Fund may be subject to a greater risk of rising interest rates than would normally be the case in an environment of low interest rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. In addition, an issuer may be permitted to defer or omit distributions. Preferred securities are also generally subordinated to bonds and other debt instruments in a company’s capital structure. During periods of declining interest rates, an issuer maybe able to exercise an option to redeem (call) its issue at par earlier than scheduled, and the Fund maybe forced to reinvest in lower yielding securities. Certain preferred securities may be substantially less liquid than many other securities, such as common stocks. Generally, preferred security holders have no voting rights with respect to the issuing company unless certain events occur. Certain preferred securities may give the issuers special redemption rights allowing the securities to be redeemed prior to a specified date if certain events occur, such as changes to tax or securities laws.
Contingent Capital Securities Risk: Contingent capital securities (sometimes referred to as “CoCos”) are debt or preferred securities with loss absorption characteristics built into the terms of the security, for example, a mandatory conversion into common stock of the issuer under certain circumstances, such as the issuer’s capital ratio falling below a certain level. Since the common stock of the issuer may not pay a dividend, investors in these instruments could experience a reduced income rate, potentially to zero, and conversion would deepen the subordination of the investor, hence worsening the investor’s standing in a bankruptcy. Some CoCos provide for a reduction in the value or principal amount of the security (potentially to zero) under such circumstances. In March 2023, a Swiss regulator required a write-down of outstanding CoCos to zero notwithstanding the fact that the equity shares continued to exist and have economic value. It is currently unclear whether regulators of issuers in other jurisdictions will take similar actions. Notwithstanding these risks, the Fund intends to continue to invest in CoCos issued by Swiss companies and by companies in other jurisdictions. In addition, most CoCos are considered to be high yield or “junk” securities and are therefore subject to the risks of investing in below investment-grade securities. Finally, CoCo issuers can, at their discretion, suspend dividend distributions on their CoCo securities and are more likely to do so in response to negative economic conditions and/or government regulation. Omitted distributions are typically non‑cumulative and will not be paid on a future date. Any omitted distribution may negatively impact the returns or distribution rate of the Fund.
Concentration Risk: Because the Fund invests at least 25% of its managed assets in the financials sector, it will be more susceptible to adverse economic or regulatory occurrences affecting this sector, such as changes in interest rates, loan concentration and competition. In addition, the Fund will also be subject to the risks of investing in the individual industries and securities that comprise the financials sector, including the bank, diversified financials, real estate (including REITs) and insurance industries.

COHEN & STEERS REAL ESTATE OPPORTUNITIES AND INCOME FUND

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

To the extent that the Fund focuses its investments in other sectors or industries, such as (but not limited to) energy, industrials, utilities, pipelines, health care and telecommunications, the Fund will be subject to the risks associated with these particular sectors and industries. These sectors and industries may be adversely affected by, among others, changes in government regulation, world events and economic conditions.
Credit and Below-Investment-Grade Securities Risk: Preferred securities may be rated below-investment-grade or may be unrated. Below-investment-grade securities, or equivalent unrated securities, which are commonly known as “high-yield bonds” or “junk bonds,” generally involve greater volatility of price and risk of loss of income and principal, and may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. It is reasonable to expect that any adverse economic conditions could disrupt the market for lower-rated securities, have an adverse impact on the value of those securities and adversely affect the ability of the issuers of those securities to repay principal and interest on those securities.
Leverage Risk: The use of leverage is a speculative technique and there are special risks and costs associated with leverage. The NAV of the Fund’s shares may be reduced by the issuance and ongoing costs of leverage. So long as the Fund is able to invest in securities that produce an investment yield that is greater than the total cost of leverage, the leverage strategy will produce higher current net investment income for the shareholders. On the other hand, to the extent that the total cost of leverage exceeds the incremental income gained from employing such leverage, shareholders would realize lower net investment income. In addition to the impact on net income, the use of leverage will have an effect of magnifying capital appreciation or depreciation for shareholders. Specifically, in an up market, leverage will typically generate greater capital appreciation than if the Fund were not employing leverage. Conversely, in down markets, the use of leverage will generally result in greater capital depreciation than if the Fund had been unlevered. To the extent that the Fund is required or elects to reduce its leverage, the Fund may incur applicable breakage fees under the Fund’s credit arrangement and may need to liquidate investments, including under adverse economic conditions which may result in capital losses potentially reducing returns to shareholders. The use of leverage also results in the investment management fees payable to the investment manager being higher than if the Fund did not use leverage and can increase operating costs, which may reduce total return. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed.
Liquidity Risk: Liquidity risk is the risk that particular investments of the Fund may become difficult to sell or purchase. The market for certain investments may become less liquid or illiquid due to adverse changes in the conditions of a particular issuer or due to adverse market or economic conditions. In addition, dealer inventories of certain securities, which provide an indication of the ability of dealers to engage in “market making,” are at, or near, historic lows in relation to market size, which has the potential to increase price volatility in the fixed income markets in which the Fund invests. Federal banking regulations may also cause certain dealers to reduce their inventories of certain securities, which may further decrease the Fund’s ability to buy or sell such securities. As a result of this decreased liquidity, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on performance.

COHEN & STEERS REAL ESTATE OPPORTUNITIES AND INCOME FUND

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Further, transactions in less liquid or illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities.
Foreign (Non‑U.S.) Securities Risk: The Fund directly purchases securities of foreign issuers. Risks of investing in foreign securities include currency risks, future political and economic developments and possible imposition of foreign withholding taxes on income or proceeds payable on the securities. In addition, there may be less publicly available information about a foreign issuer than about a domestic issuer, and foreign issuers may not be subject to the same accounting, auditing and financial recordkeeping standards and requirements as domestic issuers. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.
Foreign Currency Risk: Although the Fund will report its NAV and pay dividends in U.S. dollars, foreign securities often are purchased with and make any dividend and interest payments in foreign currencies. Therefore, the Fund’s investments in foreign securities will be subject to foreign currency risk, which means that the Fund’s NAV could decline solely as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal, dividends and interest to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. The Fund may, but is not required to, engage in various investments that are designed to hedge the Fund’s foreign currency risks, and such investments are subject to the risks described under “Derivatives and Hedging Transactions Risk” below.
Derivatives and Hedging Transactions Risk: The Fund’s use of derivatives, including for the purpose of hedging interest rate or foreign currency risks, presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are counterparty risk, financial leverage risk, liquidity risk, OTC trading risk and tracking risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives.
Options Risk: Gains on options transactions depend on the investment manager’s ability to predict correctly the direction of stock prices, indexes, interest rates, and other economic factors, and unanticipated changes may cause poorer overall performance for the Fund than if it had not engaged in such transactions. A rise in the value of the security or index underlying a call option written by the Fund exposes the Fund to possible loss or loss of opportunity to realize appreciation in the value of any portfolio securities underlying or otherwise related to the call option. By writing a put option, the Fund assumes the risk of a decline in the underlying security or index. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position, and for certain options not traded on an exchange no market usually exists. Trading could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers, or an options exchange could suspend trading after the price has risen or fallen more than the maximum specified by the exchange. Although the Fund may be able to offset to some extent any adverse effects of being unable to liquidate an option position, that Fund may experience losses in some cases as a result of such inability, may not be able to close its position and, in such an event would be unable to control its losses.
Geopolitical Risk: Geopolitical events, such as war (including Russia’s military invasion of Ukraine), terrorist attacks, natural or environmental disasters, country instability, public health emergencies

COHEN & STEERS REAL ESTATE OPPORTUNITIES AND INCOME FUND

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

(including epidemics and pandemics), market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers and other governmental trade or market control programs, the potential exit of a country from its respective union (such as Brexit) and related geopolitical events, have led and may in the future lead to market volatility and have long-lasting impacts on U.S. and global economies and financial markets. Supply chain disruptions or significant changes in the supply or prices of commodities or other economic inputs may have material and unexpected effects on both global securities markets and individual countries, regions, sectors, companies or industries. Events occurring in one region of the world may negatively impact industries and regions that are not otherwise directly impacted by the events. Additionally, those events, as well as other changes in foreign and domestic political and economic conditions, could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, secondary trading, credit ratings, inflation, investor sentiment and other factors affecting the value of the Fund’s investments.
Russia’s military invasion of Ukraine has significantly amplified already existing geopolitical tensions. The United States and many other countries have instituted various economic sanctions against Russia, Russian individuals and entities and Belarus. The extent and duration of the military action, sanctions imposed and other punitive actions taken (including any Russian retaliatory responses to such sanctions and actions), and resulting disruptions in Europe and globally cannot be predicted, but could be significant and have a severe adverse effect on the global economy, securities markets and commodities markets globally, including through global supply chain disruptions, increased inflationary pressures and reduced economic activity. Ongoing conflicts in the Middle East could have similar negative impacts.
Systemic risk events in the financial sectors and/or resulting government actions can negatively impact the Fund. For example, issues with certain regional U.S. banks and other financial institutions in March 2023 raised economic concerns over disruption in the U.S. banking system. These risks also may adversely affect financial intermediaries, such as clearing agencies, clearing houses, banks, securities firms, and exchanges, with which the Fund interacts. There can be no certainty that any actions taken by the U.S. government to strengthen public confidence in the U.S. banking system or financial markets will be effective in mitigating the effects of financial institution failures on the economy and restoring or maintaining public confidence. The strengthening or weakening of the U.S. dollar relative to other currencies may, among other things, adversely affect the Fund’s investments denominated in non‑U.S. dollar currencies. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have, and the duration of those effects.
The rapid development and increasingly widespread use and regulation of artificial intelligence, including machine learning technology and generative artificial intelligence such as ChatGPT (collectively, AI Technologies), may pose risks to the Fund. For instance, the global economy may be significantly disrupted or otherwise adversely impacted by the rapid advanced development of AI Technologies and by efforts to regulate or control its use and advancement. The legal and regulatory frameworks within which AI Technologies operate continue to rapidly evolve, and it is not possible to predict the full extent of current or future risks related thereto.
Some political leaders around the world (including in the U.S. and certain European nations) have been elected on protectionist platforms, raising questions about the future of global free trade. Global

COHEN & STEERS REAL ESTATE OPPORTUNITIES AND INCOME FUND

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

trade disruption, significant introductions of trade barriers and bilateral trade frictions, together with any future downturns in the global economy resulting therefrom, could adversely affect the financial performance of the Fund and its investments.
Regulatory Risk: Legal and regulatory developments may adversely affect the Fund. The regulatory environment for the Fund is evolving, and changes in the regulation of investment funds and other financial institutions or products (such as banking or insurance products), and their trading activities and capital markets, or a regulator’s disagreement with the Fund’s interpretation of the application of certain regulations, may adversely affect the ability of the Fund to pursue its investment strategy, its ability to obtain leverage and financing, and the value of investments held by the Fund. The U.S. government has proposed and adopted multiple regulations that could have a long-lasting impact on the Fund and on the fund industry in general.
In May 2024, the standard settlement cycle for numerous types of U.S. securities, including Fund shares and many of the securities the Fund invests in, moved from two business days after the transaction date (T+2) to the next business day after the transaction date (T+1). This reduced settlement cycle may result in additional risks and costs to the Fund, including increased operational risks associated with the resolution of trade breaks and exceptions. These risks will be heightened in light of certain Fund investments (such as certain non‑U.S. securities) that have longer settlement cycles than is expected of Fund shares.
Additional legislative or regulatory actions to address perceived liquidity or other issues in markets generally, or in particular markets such as the fixed income securities markets and municipal securities markets, may alter or impair certain market participants’ ability to utilize certain investment strategies and techniques.
The Fund and the instruments in which it invests may be subject to new or additional regulatory constraints in the future. While the full extent of all of these regulations is still unclear, these regulations and actions may adversely affect both the Fund and the instruments in which the Fund invests and its ability to execute its investment strategy. For example, climate change regulation (such as decarbonization legislation, other mandatory controls to reduce emissions of greenhouse gases, or related disclosure requirements) could significantly affect the Fund or its investments by, among other things, increasing compliance costs or underlying companies’ operating costs and capital expenditures. Similarly, regulatory developments in other countries may have an unpredictable and adverse impact on the Fund.
Note 9. Other
In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Note 10. Subsequent Events
Management has evaluated events and transactions occurring after June 30, 2024 through the date that the financial statements were issued, and has determined that no additional disclosure in the financial statements is required.

COHEN & STEERS REAL ESTATE OPPORTUNITIES AND INCOME FUND

PROXY RESULTS (Unaudited)
Cohen & Steers Real Estate Opportunities and Income Fund shareholders voted on the following proposals at the annual meeting held on April 25, 2024. The description of each proposal and number of shares voted are as follows:

Common Shares	Shares Voted For	Authority Withheld
To elect Trustees:

George Grossman	13,860,191	350,791
Jane Magpiong	13,936,993	273,988
Adam M. Derechin	13,857,771	353,211

COHEN & STEERS REAL ESTATE OPPORTUNITIES AND INCOME FUND

(The following pages are unaudited)
REINVESTMENT PLAN
We urge shareholders who want to take advantage of this plan and whose shares are held in ‘Street Name’ to consult your broker as soon as possible to determine if you must change registration into your own name to participate.
OTHER INFORMATION
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 866-277-0757, (ii) on our website at cohenandsteers.com or (iii) on the SEC’s website at http://www.sec.gov. In addition, the Fund’s proxy voting record for the most recent 12-month period ended June 30 is available by August 31 of each year (i) without charge, upon request, by calling 866-277-0757 or (ii) on the SEC’s website at http://www.sec.gov.
Disclosures of the Fund’s complete holdings are required to be made monthly on Form N-PORT, with every third month made available to the public by the SEC 60 days after the end of the Fund’s fiscal quarter. The Fund’s Form N-PORT is available (i) without charge, upon request, by calling 866-277-0757 or (ii) on the SEC’s website at http://www.sec.gov.
Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund’s investment company taxable income and net realized gains. Distributions in excess of the Fund’s investment company taxable income and net realized gains are a return of capital distributed from the Fund’s assets. To the extent this occurs, the Fund’s shareholders of record will be notified of the estimated amount of capital returned to shareholders for each such distribution and this information will also be available at cohenandsteers.com. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year. Distributions of capital decrease the Fund’s total assets and, therefore, could have the effect of increasing the Fund’s expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.
Notice is hereby given in accordance with Rule 23c-1 under the 1940 Act that the Fund may purchase, from time to time, shares of its common stock in the open market.
Changes to Portfolio Management Team
Effective August 1, 2024, William F. Scapell no longer serves as a portfolio manager of the Fund. Jason Yablon, Elaine Zaharis-Nikas, Jerry Dorost, Mathew Kirschner and Yigal Jhirad continue to serve as portfolio managers of the Fund.
APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT
The Board of Trustees of the Fund, including a majority of the trustees who are not parties to the Fund’s investment management agreement (the Management Agreement), or interested persons of any such party (the Independent Trustees), has the responsibility under the Investment Company Act of 1940 to approve the Fund’s Management Agreement for its initial two year term and its continuation

COHEN & STEERS REAL ESTATE OPPORTUNITIES AND INCOME FUND

annually thereafter at a meeting of the Board of Trustees called for the purpose of voting on the approval or continuation. The Management Agreement was discussed at a meeting of the Independent Trustees, in their capacity as the Contract Review Committee, held on June 4, 2024 and at a meeting of the full Board of Trustees held on June 18, 2024. The Independent Trustees, in their capacity as the Contract Review Committee, also discussed the Management Agreement in executive sessions on June 17, 2024 and June 18, 2024. At the meeting of the full Board of Trustees on June 18, 2024, the Management Agreement was unanimously continued for a term ending June 30, 2025 by the Fund’s Board of Trustees, including the Independent Trustees. The Independent Trustees were represented by independent counsel who assisted them in their deliberations during the meetings and executive session.
In considering whether to continue the Management Agreement, the Board of Trustees reviewed materials provided by an independent data provider, which included, among other items, fee, expense and performance information compared to peer funds (the Peer Funds and, collectively with the Fund, the Peer Group) and performance comparisons to a larger category universe; summary information prepared by the Fund’s investment manager (the Investment Manager); and a memorandum from counsel to the Independent Trustees outlining the legal duties of the Board of Trustees. The Board of Trustees also considered a supplemental peer group compiled by the Investment Manager when evaluating the Fund’s performance and fees and expenses. The Board took into account that the Investment Manager believes the supplemental peer group, which consists of a mix of recently launched real estate and preferred securities closed-end funds, is more representative of the Fund’s expense structure. The Board of Trustees also spoke directly with representatives of the independent data provider and met with investment management personnel. In addition, the Board of Trustees considered information provided from time to time by the Investment Manager throughout the year at meetings of the Board of Trustees, including presentations by portfolio managers relating to the investment performance of the Fund and the investment strategies used in pursuing the Fund’s objective. The Board of Trustees also considered information provided by the Investment Manager in response to a request for information submitted by counsel to the Independent Trustees, on behalf of the Independent Trustees, as well as information provided by the Investment Manager in response to a supplemental request. In particular, the Board of Trustees considered the following:
(i) The nature, extent and quality of services to be provided by the Investment Manager: The Board of Trustees reviewed the services that the Investment Manager provides to the Fund, including, but not limited to, making the day-to-day investment decisions for the Fund, placing orders for the investment and reinvestment of the Fund’s assets, furnishing information to the Board of Trustees of the Fund regarding the Fund’s portfolio, providing individuals to serve as Fund officers, managing the Fund’s debt leverage level, and generally managing the Fund’s investments in accordance with the stated policies of the Fund. The Board of Trustees also discussed with officers and portfolio managers of the Fund the types of transactions conducted on behalf of the Fund. Additionally, the Board of Trustees took into account the services provided by the Investment Manager to its other funds and accounts, including those that have investment objectives and strategies similar to those of the Fund. The Board of Trustees also considered the education, background and experience of the Investment Manager’s personnel, particularly noting the potential benefit that the portfolio managers’ work experience and favorable reputation can have on the Fund. The Board of Trustees further noted the Investment Manager’s ability to attract qualified and experienced personnel. The Board of Trustees also considered the administrative services provided by the Investment Manager, including compliance and accounting

COHEN & STEERS REAL ESTATE OPPORTUNITIES AND INCOME FUND

services. After consideration of the above factors, among others, the Board of Trustees concluded that the nature, extent and quality of services provided by the Investment Manager are satisfactory and appropriate.
(ii) Investment performance of the Fund and the Investment Manager: The Board of Trustees considered the investment performance of the Fund compared to Peer Funds and compared to a relevant blended benchmark. The Board of Trustees considered that, on a net asset value basis (NAV), the Fund underperformed the Peer Group median for the one-year period ended March 31, 2024, ranking three out of four peers. The Board of Trustees noted that, on a NAV basis, the Fund outperformed the relevant blended benchmark for the one-year period ended March 31, 2024. The Board of Trustees also considered the Fund’s performance as compared to a supplemental peer group compiled by the Investment Advisor, and noted that the Fund outperformed for the one-year period ended March 31, 2024, ranking the Fund two out of six peers. The Board of Trustees also noted that the Fund is relatively new and does not have a lengthy performance history. The Board of Trustees engaged in discussions with the Investment Manager regarding the contributors to and detractors from the Fund’s performance during the period, as well as the impact of leverage on the Fund’s performance. The Board of Trustees also considered supplemental information provided by the Investment Manager, including a narrative summary of various factors affecting performance and the Investment Manager’s performance in managing similarly managed funds and accounts. The Board of Trustees determined that Fund performance, in light of all the considerations noted above, supported the continuation of the Management Agreement.
(iii) Cost of the services to be provided and profits to be realized by the Investment Manager from the relationship with the Fund: The Board of Trustees considered the contractual and actual management fees paid by the Fund as well as the Fund’s total expense ratios. As part of its analysis, the Board of Trustees gave consideration to the fee and expense analyses provided by the independent data provider. The Board of Trustees considered that the Fund’s actual management fees at managed and common asset levels were higher than the Peer Group medians, ranking the Fund four out of four peers for each. The Board of Trustees considered the Fund’s fees and expenses versus the supplemental peer group compiled by the Investment Manager, and noted that the Fund’s actual management fee at managed asset level was lower than the supplemental peer group median, and the actual management fee at common asset level was higher than the supplemental peer group median, ranking two out of six peers and six out of six peers, respectively. The Board of Trustees considered that the Fund’s total expense ratio including investment-related expenses at both common and managed asset levels were higher than the Peer Group medians, ranking four out of four peers for each. The Board of Trustees also noted that the Fund’s total expense ratios excluding investment-related expenses at both managed and common asset levels were higher than the Peer Group medians, ranking four out of four peers for each. The Fund’s total expense ratio including investment-related expenses at both managed and common assets levels were higher than the supplemental peer group medians, ranking the Fund six out of six peers for each. The Fund’s total expense ratio excluding investment-related expenses at managed asset level was lower than the supplemental peer group median, ranking two out of six peers. The Fund’s total expense ratio excluding investment-related expenses at common asset level was higher than the supplemental peer group median, ranking six out of six peers. The Board of Trustees considered the impact of leverage levels on the Fund’s fees and expenses at managed and common asset levels. In light of the considerations above, the Board of Trustees concluded that the Fund’s current expense structure was satisfactory.

COHEN & STEERS REAL ESTATE OPPORTUNITIES AND INCOME FUND

The Board of Trustees also reviewed information regarding the profitability to the Investment Manager of its relationship with the Fund. The Board of Trustees considered the level of the Investment Manager’s profits and whether the profits were reasonable for the Investment Manager. The Board of Trustees took into consideration other benefits to be derived by the Investment Manager in connection with the Management Agreement, noting particularly the research and related services, within the meaning of Section 28(e) of the Securities Exchange Act of 1934, that the Investment Manager receives by allocating the Fund’s brokerage transactions. The Board of Trustees further considered that the Investment Manager continues to reinvest profits back in the business, including upgrading and/or implementing new trading, compliance and accounting systems, and by adding investment personnel to the portfolio management teams. The Board of Trustees also considered the administrative services provided by the Investment Manager and the associated administration fee paid to the Investment Manager for such services under the Administration Agreement. The Board of Trustees determined that the services received under the Administration Agreement are beneficial to the Fund. The Board of Trustees concluded that the profits realized by the Investment Manager from its relationship with the Fund were reasonable and consistent with the Investment Manager’s fiduciary duties.
(iv) The extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale: The Board of Trustees noted that, as a closed-end fund, the Fund would not be expected to have inflows of capital that might produce increasing economies of scale. The Board of Trustees determined that, given the Fund’s closed-end structure, there were no significant economies of scale that were not already being shared with shareholders. In considering economies of scale, the Board of Trustees also noted, as discussed above in (iii), that the Investment Manager continues to reinvest profits back in the business.
(v) Comparison of services to be rendered and fees to be paid to those under other investment management contracts, such as contracts of the same and other investment advisors or other clients: As discussed above in (iii), the Board of Trustees compared the fees paid under the Management Agreement to those under other investment management contracts of other investment advisors managing Peer Funds. The Board of Trustees also compared the services rendered and fees paid under the Management Agreement to fees paid, including the ranges of such fees, under the Investment Manager’s other fund management agreements and advisory contracts with institutional and other clients with similar investment mandates, noting that the Investment Manager provides more services to the Fund than it does for institutional or subadvised accounts. The Board of Trustees also considered the entrepreneurial risk and financial exposure assumed by the Investment Manager in developing and managing the Fund that the Investment Manager does not have with institutional and other clients and other differences in the management of registered investment companies and institutional accounts. The Board of Trustees determined that on a comparative basis the fees under the Management Agreement were reasonable in relation to the services provided.
No single factor was cited as determinative to the decision of the Board of Trustees, and each Trustee may have assigned different weights to the various factors. Rather, after weighing all of the considerations and conclusions discussed above, the Board of Trustees, including the Independent Trustees, unanimously approved the continuation of the Management Agreement.

COHEN & STEERS REAL ESTATE OPPORTUNITIES AND INCOME FUND

Cohen & Steers Privacy Policy

Facts	What Does Cohen & Steers Do With Your Personal Information?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?
The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Transaction history and account transactions

• Purchase history and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Cohen & Steers chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Cohen & Steers share?	Can you limit this sharing?

For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or reports to credit bureaus	Yes	No

For our marketing purposes— to offer our products and services to you	Yes	No

For joint marketing with other financial companies—	No	We don’t share

For our affiliates’ everyday business purposes— information about your transactions and experiences	No	We don’t share

For our affiliates’ everyday business purposes— information about your creditworthiness	No	We don’t share

For our affiliates to market to you—	No	We don’t share

For non‑affiliates to market to you—	No	We don’t share

Questions? Call 866-227-0757

COHEN & STEERS REAL ESTATE OPPORTUNITIES AND INCOME FUND

Cohen & Steers Privacy Policy—(Continued)

Who we are

Who is providing this notice?	Cohen & Steers Capital Management, Inc., Cohen & Steers Asia Limited, Cohen & Steers Japan Limited, Cohen & Steers UK Limited, Cohen & Steers Ireland Limited, Cohen & Steers Singapore Private Limited, Cohen & Steers Securities, LLC, Cohen & Steers Private Funds and Cohen & Steers Open and Closed‑End Funds (collectively, Cohen & Steers).

What we do

How does Cohen & Steers protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to your information to those employees who need it to perform their jobs, and also require companies that provide services on our behalf to protect your information.

How does Cohen & Steers collect my personal information?
We collect your personal information, for example, when you:

• Open an account or buy securities from us

• Provide account information or give us your contact information

• Make deposits or withdrawals from your account

We also collect your personal information from other companies.

Why can’t I limit all sharing?
Federal law gives you the right to limit only:

• sharing for affiliates’ everyday business purposes—information about your creditworthiness

• affiliates from using your information to market to you

• sharing for non‑affiliates to market to you

State law and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with affiliates.

Non‑affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with non‑affiliates.

Joint marketing	A formal agreement between non‑affiliated financial companies that together market financial products or services to you. • Cohen & Steers does not jointly market.

COHEN & STEERS REAL ESTATE OPPORTUNITIES AND INCOME FUND

Cohen & Steers Open‑End Mutual Funds

COHEN & STEERS REALTY SHARES

•	Designed for investors seeking total return, investing primarily in U.S. real estate securities

•	Symbols: CSJAX, CSJCX, CSJIX, CSRSX, CSJRX, CSJZX
COHEN & STEERS REAL ESTATE SECURITIES FUND

•	Designed for investors seeking total return, investing primarily in U.S. real estate securities

•	Symbols: CSEIX, CSCIX, CREFX, CSDIX, CIRRX, CSZIX
COHEN & STEERS INSTITUTIONAL REALTY SHARES

•	Designed for institutional investors seeking total return, investing primarily in U.S. real estate securities

•	Symbol: CSRIX
COHEN & STEERS GLOBAL REALTY SHARES

•	Designed for investors seeking total return, investing primarily in global real estate equity securities

•	Symbols: CSFAX, CSFCX, CSSPX, GRSRX, CSFZX
COHEN & STEERS INTERNATIONAL REALTY FUND

•	Designed for investors seeking total return, investing primarily in international (non‑U.S.) real estate securities

•	Symbols: IRFAX, IRFCX, IRFIX, IRFRX, IRFZX
COHEN & STEERS REAL ASSETS FUND

•	Designed for investors seeking total return and the maximization of real returns during inflationary environments by investing primarily in real assets

•	Symbols: RAPAX, RAPCX, RAPIX, RAPRX, RAPZX
COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND

•	Designed for investors seeking total return (high current income and capital appreciation), investing primarily in preferred and debt securities issued by U.S. and non‑U.S. companies

•	Symbols: CPXAX, CPXCX, CPXFX, CPXIX, CPRRX, CPXZX
COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND

•	Designed for investors seeking high current income and capital preservation by investing in low‑duration preferred and other income securities issued by U.S. and non‑U.S. companies

•	Symbols: LPXAX, LPXCX, LPXFX, LPXIX, LPXRX, LPXZX
COHEN & STEERS FUTURE OF ENERGY FUND

•	Designed for investors seeking total return, investing primarily in securities of traditional and alternative energy companies

•	Symbols: MLOAX, MLOCX, MLOIX, MLORX, MLOZX
COHEN & STEERS GLOBAL INFRASTRUCTURE FUND

•	Designed for investors seeking total return, investing primarily in global infrastructure securities

•	Symbols: CSUAX, CSUCX, CSUIX, CSURX, CSUZX

Distributed by Cohen & Steers Securities, LLC.

Please consider the investment objectives, risks, charges and expenses of any Cohen & Steers U.S. registered open‑end fund carefully before investing. A summary prospectus and prospectus containing this and other information can be obtained by calling 800‑330‑7348 or by visiting cohenandsteers.com. Please read the summary prospectus and prospectus carefully before investing.

COHEN & STEERS REAL ESTATE OPPORTUNITIES AND INCOME FUND

OFFICERS AND TRUSTEES
Joseph M. Harvey
Trustee, Chair and Vice President
Adam M. Derechin
Trustee
Michael G. Clark
Trustee
George Grossman
Trustee
Dean A. Junkans
Trustee
Gerald J. Maginnis
Trustee
Jane F. Magpiong
Trustee
Daphne L. Richards
Trustee
Ramona Rogers-Windsor
Trustee
James Giallanza
President and Chief Executive Officer
Albert Laskaj
Treasurer and Chief Financial Officer
Dana A. DeVivo
Secretary and Chief Legal Officer
Stephen Murphy
Chief Compliance Officer
and Vice President
Yigal D. Jhirad
Vice President
Mathew Kirschner
Vice President
Jason Yablon
Vice President
Elaine Zaharis-Nikas
Vice President
Jerry Dorost
Vice President
KEY INFORMATION
Investment Manager and Administrator
Cohen & Steers Capital Management, Inc.
1166 Avenue of the Americas, 30th Floor New York, NY 10036
(212) 832-3232
Co-administrator and Custodian
State Street Bank and Trust Company
One Congress Street, Suite 1
Boston, MA 02114-2016
Transfer Agent
Computershare
150 Royall Street
Canton, MA 02021
(866) 227-0757
Legal Counsel
Ropes & Gray LLP
1211 Avenue of the Americas
New York, NY 10036

New York Stock Exchange Symbol:	RLTY
Website: cohenandsteers.com
This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares. Performance data quoted represent past performance. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell your shares.

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Semi-Annual Financial Statements June 30, 2024
Cohen & Steers
Real Estate
Opportunities and
Income Fund (RLTY)
RLTYSAR

(b)

Notice of Internet Availability of Shareholder Report(s)

COHEN & STEERS ID:	XXXXX XXXXX XXXXX XXXXX

Important Fund Report(s) Now Available Online and In Print by Request. Annual and Semi-Annual Reports contain important information about the fund, including its holdings and financials. we encourage you to review the report(s) at the website below:

https://www.cohenandsteers.com/funds/fund-literature

Cohen & Steers Real Estate Opportunities and Income Fund

Request a printed/email report at no charge and/or elect to receive paper reports in the future, by calling or visiting (otherwise you will not receive a paper/email report):

1-866-345-5954

www.FundReports.com

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Included in Item 1 above.

(b)	Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Included in Item 1 above.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not applicable.

(b)

Effective August 1, 2024, William F. Scapell no longer serves as a portfolio manager of the Registrant. Jason Yablon, Elaine Zaharis-Nikas, Jerry Dorost, Mathew Kirschner and Yigal Jhirad continue to serve as portfolio managers of the Registrant.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 15. Submission of Matters to a Vote of Security Holders.

None.

Item 16. Controls and Procedures.

(a)

The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)

There were no changes in the Registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

Not applicable.

Item 19. Exhibits.

(a)(1) Not applicable.

(a)(2) Not applicable.

(a)(3) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS REAL ESTATE OPPORTUNITIES AND INCOME FUND

By:	/s/ James Giallanza
Name: James Giallanza
Title: Principal Executive Officer
(President and Chief Executive Officer)

Date: September 5, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ James Giallanza
Name: James Giallanza
Title: Principal Executive Officer
(President and Chief Executive Officer)

By:	/s/ Albert Laskaj
Name: Albert Laskaj
Title: Principal Financial Officer
(Treasurer and Chief Financial Officer)

Date: September 5, 2024